$120,000,000



                     BUSINESS CREDIT AND SECURITY AGREEMENT


                            Dated as of July 14, 1998


                                      AMONG







                        POMEROY COMPUTER RESOURCES, INC.

                       GLOBAL COMBINED TECHNOLOGIES, INC.




                                       AND




                     DEUTSCHE FINANCIAL SERVICES CORPORATION

                     BUSINESS CREDIT AND SECURITY AGREEMENT

BETWEEN:     DEUTSCHE  FINANCIAL  SERVICES  CORPORATION,  a  Nevada  corporation
("DFS")

AND:             POMEROY  COMPUTER  RESOURCES,  INC.,  a  Delaware  corporation
            ("Pomeroy")
               -------
                 AND GLOBAL COMBINED TECHNOLOGIES, INC., an Oklahoma corporation
            ("Global")
               ------
                (Pomeroy and Global  sometimes  hereinafter  being  referred  to individually  and  collectively  as  "Borrower").
                                                  --------


EFFECTIVE  DATE:      July  14,  1998

     1.     RECITALS

          Borrower has requested that DFS provide Borrower with a credit facility for working capital, acquisition of inventory, and acquisition purposes. Global is a wholly-owned subsidiary of Pomeroy both of which do business with each other and with third parties as an integrated family of companies, and accordingly, each Borrower desires to have the availability of one common credit facility instead of separate credit facilities. Each Borrower has requested that DFS extend such a common credit facility. Each Borrower acknowledges that DFS will be lending against, and relying on a lien upon, substantially all of Borrower's assets even though the proceeds of any particular Loan made hereunder may not be advanced directly to such Borrower, and that such Borrower will nevertheless benefit by the making of all such Loans by DFS and the availability of a single credit facility of a size greater than each could independently warrant.

     2.     DEFINITIONS

          Terms defined in this Agreement shall have initial capital letters. Those terms are defined below, in this Section 2, and elsewhere in this
                                              ----------
Agreement. All financial and accounting terms used herein and not otherwise defined, shall be defined in accordance with GAAP.

     "AAA"  shall  have  the  meaning  set  forth  in  Section  14.2.
      ---                                              -------------

     "Account  Debtor"  shall mean any Person who is or who may become obligated
      ---------------
to Borrower under, with respect to, or on account of an Account, general intangible or other Collateral.

     "Accounts"  shall  have  the meaning given to that term in the UCC, and, to
      --------
the extent not included therein, shall also mean all accounts, leases, contract rights, chattel paper, general intangibles, choses in action and instruments, including any Lien or other security interest that secures or may secure any of the foregoing, plus all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing, now owned or hereafter acquired by Borrower.

     "Acquisition  Facility"  shall  have  the meaning set forth in Section 3.4.
      ---------------------                                         -----------

     "Acquisition  Loan"  shall  have  the  meaning  set  forth  in Section 3.4.
      -----------------                                             -----------

     "Additional  Monthly  Report"  shall  have the meaning set forth in Section
      ---------------------------                                        -------
3.12(a).
-------

     "Affiliates"  shall mean:  (i) any individual who is an officer or director
      ----------
of a Person; and (ii) any Person who directly or indirectly controls, is controlled by, or is under common control or ownership with, another Person. For the purposes of this definition, the term "control" shall mean the ownership of or the ability to direct or control 10% or more of the beneficial interest in the applicable entity.

     "Agreement" shall mean this Business Credit and Security Agreement, and any
      ---------
amendments  hereto.

     "Average  Daily  Balance"  shall have the meaning set forth in Section 3.6.
      -----------------------                                       -----------

     "Borrowing  Base"  shall  mean,  as of any date of determination, an amount
      ---------------
equal  to  the  Eligible  Account  Availability  minus  the Distribution Finance
                                                 -----
Facility  Deficit,  minus  the  amount  of  any overdrafts under Borrower's cash
                    -----
management  facilities  with  Star  Bank,  N.A.

     "Borrowing  Base  Certificate"  shall have the meaning set forth in Section
      ----------------------------                                       -------
3.3(a).
------

     "Business"  shall  mean  the  sale,  installation  and  servicing  of
      --------
microcomputers  and  microcomputer  equipment  primarily  for commercial, health
      -------
care,  governmental,  financial  and  educational  customers.

     "Business  Day"  shall  mean  any  day other than Saturdays, Sundays, legal
      -------------
holidays designated by Federal law, and any other day on which DFS' office is closed.

     "Capital  Expenditures"  means,  for  any  period, expenditures made by the
      ---------------------
Borrower or any Subsidiary of Borrower to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements during such period in the aggregate amount of items leased or acquired under Capitalized Lease Obligations at the cost of the item, but excluding capital expenditures made with insurance proceeds to the extent used to replace or repair damaged fixed assets, plant and equipment) computed in accordance with GAAP.

     "Capitalized  Lease  Obligations"  means  that portion of any obligation of
      -------------------------------
the Borrower or any Subsidiary of the Borrower as lessee under a lease which at the time are recorded as capitalized lease obligations on the balance sheet of the Borrower or such Subsidiary prepared in accordance with GAAP.

     "Collateral"  shall  mean  all  items  described  in  Section  6.1.
      ----------                                           ------------

     "Corporate  Guarantor"  shall  mean  a  corporate  guarantor  of any of the
      --------------------
Obligations.

     "Credit  Facility"  shall  have  the  meaning  set forth in Section 3.1(a).
      ----------------                                           --------------

     "Daily  Charge"  shall  have  the  meaning  set  forth  in  Section  3.6.
      -------------                                              ------------

     "Daily  Contract  Balance" shall have the meaning set forth in Section 3.6.
      ------------------------                                      -----------

     "Daily  Rate"  shall  have  the  meaning  set  forth  in  Section  3.6.
      -----------                                              ------------

     "Debt"  shall  have  the  meaning  set  forth  in  Section  9.3.
      ----                                              ------------

     "Default"  shall  have  the  meaning  set  forth  in  Section  10.
      -------                                              -----------

     "Default  Interest  Rate"  shall have the meaning set forth in Section 3.9.
      -----------------------                                       -----------

     "DFS  Companies"  shall  have  the  meaning  set  forth  in  Section  14.1.
      --------------                                              -------------

     "Disputes"  shall  have  the  meaning  set  forth  in  Section  14.1.
      --------                                              -------------

     "Distribution Finance Facility" shall have the meaning set forth in Section
      -----------------------------                                      -------
3.2.
---

     "Distribution Finance Facility Deficit" shall have the meaning set forth in
      -------------------------------------
Section  3.18.
-------------

     "Distribution  Finance Inventory Value" shall have the meaning set forth in
      -------------------------------------
Section  3.18.
-------------

     "Distribution  Finance  Loan"  shall  have the meaning set forth in Section
      ---------------------------                                        -------
3.2.
---

     "Effective  Date" shall mean the date set forth in the heading on page 1 of
      ---------------
this  Agreement.

     "Electronic  Transfers"  shall  have  the  meaning  set  forth  in  Section
      ---------------------                                              -------
3.6(b)(ii).
----------

     "Eligible Account Availability" shall have the meaning set forth in Section
      -----------------------------                                      -------
3.3(a).
------

     "Eligible  Accounts"  shall  mean  all  Accounts  that  are  not Ineligible
      ------------------
Accounts and all Eligible Vendor Accounts, Eligible Unbilled Accounts, and Eligible TIFS Accounts.

     "Eligible  TIFS  Accounts" shall mean Accounts which are otherwise Eligible
      ------------------------
Accounts which are rendered Ineligible Accounts under the terms of item (d) of the definition of "Ineligible Accounts" herein because TIFS is a Subsidiary of Borrower, provided, however, in no event shall the amount of Eligible TIFS Accounts exceed at any time $7,500,000. Such Accounts shall, notwithstanding such item (d), be considered Eligible Accounts hereunder if they are otherwise Eligible Accounts, with the following modifications: (i) such Accounts shall be Ineligible Accounts if they are unpaid more than forty-five (45) days from date of invoice; and (ii) all Accounts of TIFS shall be Ineligible Accounts if fifty percent (50%) or more of the outstanding balance of such Accounts are unpaid more than forty-five (45) days from the date of invoice.

     "Eligible  Unbilled  Accounts"  shall  mean  Accounts  which  are otherwise
      ----------------------------
Eligible Accounts except that such Accounts represent the right to payment for goods sold or services rendered within the preceding sixty (60) days for which Borrower is entitled to submit, but has not yet submitted, an invoice to the Account Debtor; provided, however, no such Account shall be considered an Eligible Unbilled Account hereunder unless Borrower has given written notice thereof to DFS.

     "Eligible Vendor Accounts" shall mean Accounts which are otherwise Eligible
      ------------------------
Accounts but which represent amounts due and owing to Borrower from its vendors, manufacturers and/or distributors in connection with rebates, discounts or other incentive payments, and for which DFS has received an executed agreement from such vendor, in form and substance acceptable to DFS, in which such vendor waives it right to offset or otherwise deduct from its obligations under such Account, any amounts owing to such vendor.

     "Environmental Laws" shall mean the Resource Conservation and Recovery Act,
      ------------------
as amended, the Toxic Substances Control Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Solid Waste Disposal Act, as amended, the Water Pollution Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, and any successor or comparable federal or state statutes, now existing or later enacted, or any regulation promulgated under any of such federal or state statutes relating to the protection of the environment.

     "Environmental  Lien" shall mean a Lien in favor of any governmental entity
      -------------------
for (a) any liability under any Environmental Law, or (b) damages arising from or costs incurred by such governmental entity in response to a spillage, disposal, or release into the environment of any Hazardous Material or other hazardous, toxic or dangerous waste, substance or constituent, or other substance.

     "Equipment"  shall  have the meaning as given to that term in the UCC, and,
      ---------
to the extent not included therein, shall also mean all equipment, machinery, trade fixtures, furnishings, furniture, supplies, materials, tools, machine tools, office equipment, appliances, apparatus, parts and all attachments, replacements, substitutions, accessions, additions and improvements to any of the foregoing.

     "Excess  Advances"  shall  have  the  meaning  given  in  Section  5.2.
      ----------------                                         ------------

     "FAA"  shall  have  the  meaning  set  forth  in  Section  14.5.
      ---                                              -------------

     "GAAP"  shall  mean  generally accepted accounting principles, consistently
      ----
applied.

     "Governmental  Account  Debtor"  shall  have  the  meaning  given  in  the
      -----------------------------
definition  of  Ineligible  Accounts.

     "Hazardous  Material" shall mean any and all hazardous or toxic substances,
      -------------------
materials  or  wastes  as  defined  or  listed  under  the  Environmental  Laws.

     "Indebtedness"  shall  mean  any sum for borrowed money owed by Borrower or
      ------------
any Subsidiary to a Person and shall include any debt guaranteed by Borrower or any Subsidiary, any debt as to which the Borrower has granted or permitted to exist a Lien on any asset even if non-recourse, letter of credit reimbursement obligations, and capitalized lease obligations.

     "Indemnified Liabilities" shall have the meaning set forth in Section 12.1.
      -----------------------                                      ------------

     "Indemnitees"  shall  have  the  meaning  set  forth  in  Section  12.1.
      -----------                                              -------------

     "Ineligible  Accounts"  shall  mean:  (a) Accounts created from the sale of
      --------------------
goods and services on non-standard terms and/or that allow for payment to be made more than thirty (30) days from date of sale; (b) Accounts unpaid: (i) more than one-hundred twenty (120) days from date of invoice if the Account Debtor is the United States of America, any state, or any local government, or any department, agency, instrumentality or subdivision thereof (herein, a "Governmental Account Debtor"), or (ii) more than ninety (90) days from date of
 ----------------------------
invoice if the Account Debtor is not a Governmental Account Debtor; (c) all Accounts of any Account Debtor if fifty percent (50%) or more of the outstanding balance of such Accounts are unpaid: (i) more than one hundred twenty (120) days from the date of invoice if such Account Debtor is a Governmental Account Debtor, or (ii) more than ninety (90) days from the date of invoice if such Account Debtor is not a Governmental Account Debtor; (d) Accounts for which the Account Debtor is an officer, director, shareholder (which is not publicly traded on a recognized exchange), partner, member, owner, employee, agent, parent, Subsidiary (excepting, however, Eligible TIFS Accounts, as defined herein), or Affiliate of, or is related to, Borrower or has common shareholders, officers, directors, owners, partners or members with Borrower; (e) Accounts arising from any bill-and-hold sale, guaranteed sale, sale and return, sale on approval, consignment sale, or any sale on a repurchase or return basis; (f) Accounts for which the payment is or may be conditional; (g) Accounts for which the Account Debtor is not a commercial or institutional entity or is not a resident of the United States or Canada; (h) Accounts with respect to which any warranty or representation provided in Section 8.19 is not true and correct; (i)
                                       ------------
Accounts which represent goods or services purchased for a personal, family or household purpose; (j) Accounts which represent goods used for demonstration purposes or loaned by Borrower to another party; (k) Accounts which are progress payment, barter, or contra accounts; and (l) any and all other Accounts which DFS deems to be ineligible, in its reasonable credit judgment.

     "Intangibles"  shall  have  the  meaning  set  forth  in  Section  9.3.
      -----------                                              ------------

     "Intercreditor  Agreements"  collectively  means  the  following  certain
      -------------------------
agreements: (i) Assignment and Amendment to Intercreditor Agreement dated on or about the date hereof by and among Star Bank, N.A., IBM Credit Corporation and DFS, along with the underlying Intercreditor Agreement, as so amended; (ii) subordination agreement dated on or about the date hereof by and between Hewlett Packard Company and DFS; and (iii) any other intercreditor and/or subordination agreement hereafter entered into by DFS and any person that is a vendor to the Borrower of Inventory, on terms acceptable to DFS; as any of the foregoing may be renewed, extended, modified, amended, supplemented or restated from time to time.

     "Inventory"  shall  have the meaning given to that term in the UCC, and, to
      ---------
the extent not included therein, shall also mean all of Borrower's merchandise, materials, finished goods, work-in-process, component materials, packaging, shipping materials, parts and other tangible personal property, now owned or hereafter acquired and held for sale or which contribute to the finished products or the sale, promotion, storage and shipment thereof, whether located at facilities owned or leased by Borrower, or in the course of transport to or from facilities owned or leased by Borrower.

     "Lien"  shall  mean  any  security  interest,  mortgage,  pledge,  lien,
      ----
hypothecation, judgment lien or similar legal process, charge, encumbrance, title retention agreement or analogous instrument or device (including, without limitation, the interest of lessors under capitalized leases and the interest of a vendor under any conditional sale or other title retention agreement), reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting any of Borrower's property.

     "Loan"  shall  mean  any  advance  made  to  or for the benefit of Borrower
      ----
pursuant to this Agreement, including but not limited to any Distribution Finance Loan, any Acquisition Loan and any Working Capital Loan.

     "Loan  Documents" shall mean all documents executed by Borrower pursuant to
      ---------------
any financial accommodation between Borrower and DFS and all documents entered into in connection with the transaction herein contemplated. The term "Loan Documents" includes, but is not limited to, this Agreement, all financing statements, all pledges, mortgages, deeds of trust, leasehold mortgages, security agreements, guaranties, assignments, subordination agreements, and any future or additional documents or writings executed under the terms of this Agreement or any amendments or modifications hereto.

     "Material  Adverse Effect"  means any act or circumstance or event that (a)
      ------------------------
could reasonably be expected to be material or adverse to the Business, financial condition, results of operations, or business prospects of any Person, or (b) in any manner whatsoever does or could reasonably be expected to materially and adversely affect the validity or enforceability of any Loan Document.

     "Monthly  Reports"  shall  have  the  meaning  given  in  Section  3.12(b).
      ----------------                                         ----------------

     "Obligations"  shall  mean all liabilities and Indebtedness of any kind and
      -----------
nature whatsoever now or hereafter arising, owing, due or payable from Borrower (and/or any of its Subsidiaries and Affiliates) to DFS, whether primary or secondary, joint or several, direct, contingent, fixed or otherwise, secured or unsecured, or whether arising under this Agreement, any other Loan Document or any other agreement now or hereafter executed by Borrower (or any of its Subsidiaries or Affiliates) and delivered to DFS. Obligations will include, without limitation, any third party claims against Borrower (or any of its Subsidiaries or Affiliates) satisfied or acquired by DFS. Obligations will also include all obligations of Borrower to pay to DFS: (a) any and all sums reasonably advanced by DFS to preserve or protect the Collateral or the value of the Collateral or to preserve, protect, or perfect DFS' security interests in the Collateral; (b) in the event of any proceeding to enforce the collection of the Obligations after a Default, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or expenses of any exercise by DFS of its rights, together with reasonable attorneys' fees, expenses of collection and court costs, as provided in the Loan Documents; and (c) any other indebtedness or liability of Borrower to DFS, whether direct or indirect, absolute or contingent, now or hereafter arising.

     "Operating  Lease"  means any lease, as defined in the Financial Accounting
      ----------------
Standard  Board  Statement  of  Financial  Accounting  Standards  No.  13, dated
November,  1976  or  otherwise  in  accordance  with  GAAP.

     "OSHA  Law"  shall mean the Occupational Safety and Health Act of 1970, any
      ---------
successor thereto, and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/or safety.

     "Other  Reports"  shall  have  the  meaning  set  forth in Section 3.12(c).
      --------------                                            ---------------

     "Participant"  shall mean a Person or Persons, including but not limited to
      -----------
Star Bank, National Association, a national banking association, who may from time to time purchase an undivided economic participation in some or all of the Loans, on terms acceptable to DFS.

     "Participation  Agreement"  shall mean that certain Participation Agreement
      ------------------------
of even date between DFS and Participant, as amended from time to time, pursuant to which Participant, shall purchase an undivided economic participation in that portion of the Working Capital Loans and the Acquisition Loans which exceed $30,000,000.

     "Permitted  Liens"  shall  mean:  (a) Liens for taxes, assessments or other
      ----------------
governmental charges or levies not yet delinquent or which are being contested in good faith by appropriate action and as to which adequate reserves shall have been set aside in conformity with GAAP and which are, in addition, satisfactory to DFS in its reasonable discretion; (b) Liens of mechanics, materialmen, landlords, warehousemen, carriers and similar Liens arising in the future in the ordinary course of business for sums not yet delinquent, or being contested in good faith if a reserve or other appropriate provision in accordance with GAAP shall have been made therefor and which are, in addition, satisfactory to DFS in its reasonable discretion; (c) statutory Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security, and similar items for sums not yet delinquent or being contested in good faith, if a reserve or other appropriate provision in accordance with GAAP shall have been made therefor and which are, in addition, satisfactory to DFS in its reasonable discretion; (d) lessor's Liens arising from operating leases entered into in the ordinary course of business; (e) Liens arising from legal proceedings, so long as such proceedings are being contested in good faith by appropriate proceedings, appropriate reserves have been established therefor in accordance with GAAP and which are, in addition, satisfactory to DFS in its reasonable discretion, and so long as execution is stayed and bonded on appeal on all judgments resulting from any such proceedings; (f) Liens in favor of DFS granted hereunder; (g) Purchase Money Liens securing Permitted Purchase Money Indebtedness which is not incurred in violation of Section 9.2.11; (h) Liens to the extent allowed under the
               ---------------
Intercreditor Agreements; (i) Liens in favor of The Fifth Third Bank of Northern Kentucky, Inc. given by TIFS; and (j) Liens securing the non-recourse Indebtedness described in Section 9.2.11(g), the priority of which shall be
                             ------------------
determined  by  intercreditor/subordination  agreements  acceptable  to  DFS.

     "Permitted  Purchase  Money  Indebtedness"  shall  mean  Purchase  Money
      ----------------------------------------
Indebtedness  of  Borrower  incurred  in compliance with Section 9.2.11 which is
      ---                                                --------------
secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Indebtedness (excluding, however, Capitalized Lease Obligations) of Borrower at the time outstanding, does not exceed $20,000,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

     "Person"  shall  mean  an  individual,  a  partnership,  a joint venture, a
      ------
corporation, a trust, a limited liability company, an unincorporated organization, and a government or any department or agency thereof.

     "Prime  Rate" shall mean a fluctuating interest rate per annum equal to the
      -----------
prime rate of interest announced publicly from time to time (whether or not charged in each instance) by The Chase Manhattan Bank (or any successor thereof) as such bank's prime rate. Each change in the Prime Rate shall become effective on the day such bank announces a change in its prime or reference rate. If the bank listed above discontinues the practice of announcing or publishing a prime, base or reference rate during the term of this Agreement, then DFS may, in its reasonable judgment, designate a comparable bank and/or publicly announced rate to be thereafter used as a basis for determining Prime Rate. Borrower acknowledges that the bank listed above may extend credit at rates of interest less than its announced prime, base or reference rate.

     "Purchase  Money  Indebtedness"  shall  mean  and  include:
      -----------------------------

          (i) Indebtedness for the payment of all or any part of the purchase price of any assets,

          (ii) any Indebtedness incurred at the time of or within ten (10) days prior to or after the acquisition of any assets for the purpose of financing all or any part of the purchase price thereof, and

          (iii) any renewals, extensions or refinancings thereof, but not any increases beyond the original principal amounts thereof outstanding at the time.

     "Purchase  Money Lien" shall mean a Lien upon assets which secures Purchase
      --------------------
Money Indebtedness, but only if such Lien shall at all times be confined solely to the assets the purchase price of which was financed through the incurrence of such Purchase Money Indebtedness.

     "SPP"  shall  have  the  meaning  set  forth  in  Section  3.2(b).
      ---                                              ---------------

     "Statement  of  Transaction"  shall  have  the meaning set forth in Section
      --------------------------                                         -------
3.2(a).
------

     "Subordinated  Debt"  shall  have  the  meaning  set  forth in Section 9.3.
      ------------------                                            -----------

     "Subsidiaries"  shall  mean  any  corporation  in  which  a  Person owns or
      ------------
controls greater than 50% of the voting securities, or any partnership, joint venture or limited liability company in which a Person owns or controls greater than 50% of the aggregate equitable interest. The term "Subsidiary" means any one of the Subsidiaries.

     "Tangible  Net  Worth"  shall  have  the  meaning set forth in Section 9.3.
      --------------------                                          -----------

     "TIFS"  means  Technology  Integration  Financial  Services, Inc. (formerly
      ----
known as Pomeroy Computer Leasing Company, Inc.), a Kentucky corporation and wholly-owned Subsidiary of Pomeroy.

     "Total  Credit  Limit"  shall have the meaning set forth in Section 3.1(a).
      --------------------                                       --------------

     "Total  Working  Capital  Credit Limit" shall have the meaning set forth in
      -------------------------------------
Section  3.3.
------------

     "UCC"  shall  mean the Uniform Commercial Code as in effect in the State of
      ---
Kentucky and any successor statute, together with any regulations thereunder, in each case as in effect from time to time. References to sections of the UCC shall be construed to also refer to any successor sections.

     "Unmatured Default" shall mean any event which, but for the passage of time
      -----------------
or  notice,  or  both,  would  be  a  Default.

     "Working  Capital  Loan"  shall  have the meaning set forth in Section 3.3.
      ----------------------                                        -----------


     3.     CREDIT  FACILITY

          3.1     Total  Credit  Facility.
                  -----------------------

          (a) In consideration of Borrower's payment and performance of its Obligations and subject to the terms and conditions contained in this Agreement, DFS agrees to provide, and Borrower agrees to accept, an aggregate credit facility (the "Credit Facility") of up to One Hundred Twenty Million Dollars
                 ---------------
($120,000,000)  (the  "Total Credit Limit"), BUT ONLY TO THE EXTENT that DFS has
                       ------------------
received and continues to have in full force and effect, upon terms acceptable to DFS, in its sole discretion, a Participation Agreement in which the "Participant Commitment" (as defined in the Participation Agreement) is at least Thirty Million Dollars ($30,000,000). The Credit Facility shall be available in the form of Distribution Finance Loans, Working Capital Loans and Acquisition Loans. No Loans need be made by DFS if Borrower is in Default or if there exists any Unmatured Default. This is an agreement regarding the extension of credit, and not the provision of goods or services.

          (b) In furtherance of the foregoing, anything in this Agreement to the contrary notwithstanding, DFS shall have no obligation to make any Loan hereunder if the "Participant Commitment" (as defined in the Participation
                     -----------------------
Agreement) is less than Thirty Million Dollars ($30,000,000), or if there exists a default under or termination of a Participation Agreement. DFS may exercise its rights as described herein ninety (90) days after having given written notice to Borrower, and thereupon the aggregate maximum amount available for Working Capital Loans and Acquisition Loans will be reduced by the amount of the terminated or nonperforming Participation Agreement(s), as the case may be; provided, however, DFS shall have no such notice obligation, and the resulting reduction shall be automatic if at such time Borrower is in Default. DFS represents and warrants to Borrower that concurrently with the execution of this Agreement, it shall enter into a Participation Agreement with Star Bank, National Association.

          3.2     Distribution  Finance  Loans.  Subject  to  the  terms of this
                  ----------------------------
Agreement, DFS may provide to Borrower distribution financing for the acquisition of Inventory from vendors approved by DFS (each advance being a "Distribution Finance Loan"), up to an aggregate unpaid principal amount at any
 --------------------------
time  not  to  exceed  Sixty  Million  Dollars  ($60,000,000)  (herein,  the
"Distribution  Finance  Facility").  DFS  may,  however, at any time and without
 -------------------------------
notice to Borrower, elect not to finance any Inventory sold by particular vendors who are in default of their obligations to DFS. DFS may at any time suspend or terminate the relationship or approval of any vendor. DFS will use reasonable efforts to attempt to give Borrower prior notice of such suspension or termination.

          (a)     Financing  Terms  and Statements of Transaction.  Borrower and
                  -----------------------------------------------
DFS  agree  that  certain  financial  terms  of  any  advance  made  by DFS as a
Distribution Finance Loan under this Agreement, whether regarding finance charges, other fees, maturities, curtailments or other financial terms, are not set forth herein because such terms depend, in part, upon the availability of vendor discounts, payment terms or other incentives, prevailing economic conditions, DFS' floorplanning volume with Borrower and with Borrower's vendors, and other economic factors which may vary over time. Borrower and DFS further agree that it is therefore in their mutual best interest to set forth in this Agreement only the general terms of Borrower's Distribution Finance Loans. Upon agreeing to finance a particular item of Inventory for Borrower, DFS will send Borrower a Statement of Transaction identifying such Inventory and the applicable financial terms ("Statement of Transaction"). Unless Borrower
                                --------------------------
notifies  DFS  in  writing  of  any  objection  within  thirty (30) days after a
Statement  of  Transaction  is mailed to Borrower:  (i) the amount shown on such
Statement of Transaction will be an account stated; (ii) Borrower will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (iii) Borrower will have agreed that the items of Inventory referenced in such Statement of Transaction are being financed by DFS at Borrower's request; and (iv) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Borrower objects to the terms of any Statement of Transaction, Borrower agrees to pay DFS for such
Inventory in accordance with the most recent terms for similar Inventory to which Borrower has not objected (or, if there are no prior terms, at the lesser of 16% per annum or at the maximum lawful contract rate of interest permitted under applicable law). The Statement of Transaction may specify a "Minimum
                                                                         -------
Prime",  which  shall  mean a minimum rate per annum designated as a floor below
-----
which the Prime Rate shall be deemed not to fall for purposes of calculating Borrower's Distribution Finance Loan finance charges, notwithstanding that the "Prime Rate" as defined herein might otherwise be a lower rate per annum.

          (b)     Payment  Terms.  Borrower  will  immediately  pay  DFS  the
                  --------------
principal  indebtedness  owed  DFS on each item of Inventory financed by DFS (as shown on the Statement of Transaction identifying such Inventory) on the earliest occurrence of any of the following events: (i) when such Inventory is lost, stolen or damaged to the extent that such loss, theft or damage is not adequately insured under an insurance policy which names DFS as loss payee;
(ii)  for  Inventory  financed under Scheduled Payment Program ("SPP") terms (as
                                                                 ---
shown on the Statement of Transaction identifying such Inventory), in strict accordance with the installment payment schedule; and (iii) when otherwise required under the terms of any financing program agreed to in writing by the parties. Regardless of the SPP terms pertaining to any Inventory financed by DFS, if DFS determines that the current outstanding debt which Borrower owes to DFS exceeds the aggregate wholesale invoice price of such Inventory in Borrower's possession, Borrower will immediately upon demand pay DFS the difference between such outstanding debt and the aggregate wholesale invoice price of such Inventory. If Borrower from time to time is required to make immediate payment to DFS of any past due obligation discovered during any Inventory review, or at any other time, Borrower agrees that acceptance of such payment by DFS shall not be construed to have waived or amended the terms of its financing program. The proceeds of any Inventory received by Borrower will be held by Borrower in trust for DFS' benefit, for application as provided in this

Agreement. Prior to the occurrence of a Default, DFS shall apply payments hereunder in accordance with Borrower's instructions. Upon the occurrence and during the continuance of a Default, DFS may apply: (A) payments to reduce finance charges first and then principal, regardless of Borrower's instructions; and (B) principal payments to the oldest (earliest) invoice for Inventory financed by DFS, but, in any event, all principal payments will first be applied to such Inventory which is sold, rented, leased, or otherwise disposed of or unaccounted for, or lost, stolen or damaged to the extent that such loss, theft or damage is not adequately insured under an insurance policy which names DFS as a loss payee. Any third party discount, rebate, bonus or credit granted to Borrower for any Inventory will not reduce the debt Borrower owes DFS until DFS has received payment therefor in cash. Borrower will: (1) pay DFS even if any Inventory is defective or fails to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Borrower has against any third party; and (3) indemnify and hold DFS harmless against all claims and defenses asserted by any buyer of the Inventory relating to the condition of, or any representations regarding, any of the Inventory. Borrower waives all rights of offset Borrower may have against DFS.

          3.3     Working  Capital  Loans.  Subject  to  the  terms  of  this
                  -----------------------
Agreement, DFS agrees, for so long as no Default exists, to provide to Borrower, and Borrower agrees to accept, working capital financing (each advance being a "Working Capital Loan") on Eligible Accounts in the maximum aggregate unpaid
 ----------------------
principal  amount  at any time equal to the lesser of (i) the Borrowing Base and
(ii) Sixty Million Dollars ($60,000,000) ("Total Working Capital Credit Limit"),
                                           ----------------------------------
subject  in all events to the terms of Section 3.1(b) hereof; provided, however,
                                       --------------         --------  -------
that in no event shall the maximum principal amount outstanding under the Working Capital Loans and the Acquisition Facility exceed in the aggregate, at any time, Sixty Million Dollars ($60,000,000). A request for a Working Capital Loan shall be made, or shall be deemed to be made, as provided in Section 5.1
                                                                     -----------
hereof.

          (a)     Eligible  Accounts.   On  receipt  of  each  Borrowing  Base
                  ------------------
Certificate  initially in the form set forth on Exhibit 3.3, and, thereafter, in
                                                -----------
such form as DFS may require from time to time, together with such supporting information as DFS may require from time to time (the "Borrowing Base
                                                                 ---------------
Certificate"),  DFS  will  credit  Borrower with ninety percent (90%) of the net
-----------
amount  of  the  Eligible Accounts which are, absent error or other discrepancy, listed  in  such  Borrowing
Base Certificate, subject to the Total Working Capital Credit Limit (the "Eligible Account Availability"). For purposes hereof, the net amount of
 -------------------------------
Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, discounts (which may, at DFS' option, be calculated on shortest terms), credits, rebates, allowances, or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding, or payable in connection with such Accounts at such time.

          3.4     Acquisition Facility.  Subject to the terms of this Agreement,
                  --------------------
DFS agrees, for so long as no Default exists, to provide Borrower with acquisition financing for the purposes described herein (each advance being an "Acquisition Loan"), up to an aggregate unpaid principal amount not to exceed at
 ----------------
any time Ten Million Dollars ($10,000,000), on and subject to the following terms and conditions (the "Acquisition Facility"), subject in all events to the
                            --------------------
terms  of  Section  3.1(b) hereof; provided, however, that in no event shall the
           ---------------         --------  -------
maximum principal amount outstanding under the Acquisition Facility and the Working Capital Loans exceed in the aggregate, at any time, Sixty Million Dollars ($60,000,000):

          (a) An Acquisition Loan may be made to satisfy Borrower's working capital needs to the extent they exceed the formula-determined Borrowing Base in connection with the acquisition of the stock or assets of another corporation;

          (b)  Each Acquisition Loan shall be due and payable one-hundred eighty
(180) days after the date thereof; provided, DFS shall have the option, exercisable in its sole discretion, to grant Borrower one (1) or more thirty
(30)  day  extensions  of  any  such  Acquisition  Loan;

          (c) no Guaranty shall be in default and each shall be in full force and effect at the time any Acquisition Loan is requested;

          (d) Borrower will pay DFS finance charges on the principal amount of any Acquisition Loan outstanding at the end of each day at a rate that is one-half of one percent (.50%) per annum above the Prime Rate; and

          (e) except as provided to the contrary in clauses (a) through (d) above, each Acquisition Loan pursuant to this Section 3.4 shall be subject to
                                                 -----------
all  other  terms  and  conditions  of  this  Agreement.

     As a precondition to any such Acquisition Loan, Borrower shall have signed and sent to DFS, a request, setting forth in writing the amount of the proposed Acquisition Loan along with a copy of the underlying acquisition agreement and all related exhibits, schedules and agreements pursuant to which such acquisition is to be consummated.

     Notwithstanding anything else herein and unless otherwise agreed to in writing by DFS, the total outstanding principal amount of all Loans under this Agreement shall not at any time exceed the Total Credit Limit.

          3.5     Mandatory  Prepayment.  If  at any time and for any reason the
                  ---------------------
aggregate amount of outstanding Working Capital Loans exceeds the Borrowing Base, Borrower will, immediately upon demand, repay an amount of the Working Capital Loans made to it by DFS hereunder equal to such excess. In addition, Borrower shall immediately pay DFS whatever sums may be necessary from time to time to remain in compliance with the Total Credit Limit and the Total Working Capital Credit Limit, as such limits may change from time to time, including, without limitation, as a result of any Collateral no longer being deemed eligible, or as a result of any change in the amount of any Eligible Account.

          3.6     Interest;  Calculation  of  Charges;  Fees.
                  ------------------------------------------

          (a)     Distribution  Finance  Loans.  Borrower  will  pay DFS finance
                  ----------------------------
charges on the outstanding principal debt Borrower owes DFS for each item of Inventory financed by DFS under a Distribution Finance Loan at the rate(s) shown on the Statement of Transaction identifying such Inventory, unless Borrower objects thereto as provided in Section 3.2(a). The finance charges attributable
                               --------------
to such rates will: (i) be computed based on a 360 day year; (ii) be calculated by multiplying the Daily Charge (as defined below) by the actual number of days in the applicable billing period; and (iii) accrue from the invoice date of the Inventory identified on such Statement of Transaction, until DFS receives full payment of the principal debt Borrower owes DFS in good funds in accordance with DFS' payment recognition policy and DFS applies such payment to Borrower's principal debt in accordance with the terms of this Agreement. The annual percentage rate of the finance charges will be calculated from the invoice date of any item of Inventory financed by DFS, regardless of any period during which any finance charge subsidy shall be paid or payable by any third party.

          (b)     Working  Capital  Loans.
                  -----------------------

               (i)  Interest;  Calculation.  Borrower  will  pay  DFS  finance
                    ----------------------
charges on the Daily Contract Balance (as defined below) at a rate equal to the Prime Rate minus one and one-quarter of one percent (1.25%) per annum; provided,
                                                                       --------
however, that if at any time the aggregate monthly volume under the Distribution
-------
Finance Facility is less than Twenty Million Dollars ($20,000,000.00) per month for a three-month consecutive period, then for the following month and for every month thereafter until the month after such aggregate volume again exceeds Twenty Million Dollars ($20,000,000.00) per month for a three-month consecutive period, Borrower agrees to pay interest to DFS, on the Daily Contract Balance, at a rate equal to the Prime Rate minus one-half of one percent (.50%) per annum. The finance charges attributable to such rate will: (i) be computed based on a 360 day year; (ii) be calculated with respect to each day by multiplying the Daily Rate (as defined below) by the Daily Contract Balance; and
(iii) accrue from the date DFS authorizes any Electronic Transfer (as defined in
Section 3.6(b)(ii) below) or otherwise advances a Working Capital Loan to or for
------------------
the benefit of Borrower, until DFS receives full payment of the principal debt Borrower owes DFS in good funds in accordance with DFS' payment recognition policy and DFS applies such payment to Borrower's principal debt in accordance with the terms of this Agreement.

               (ii)  Method of Transfer.   Working Capital Loans will be made by
                     ------------------
DFS, at Borrower's direction, by paper check, electronic transfer by Automated Clearing House ("ACH"), Fed Wire Funds Transfer ("Fed Wire") or such other
                   ---                                  --------
electronic means as DFS may announce from time to time (ACH, Fed Wire and such other electronic transfer are collectively referred to as "Electronic
                                                                   ----------
Transfers"). If Borrower does not request a Working Capital Loan be made in a specific method of transfer, DFS may determine from time to time in its sole discretion what method of transfer to use.

          (c)     Definitions.  The  "Daily  Charge" is the product of the Daily
                  -----------         -------------
Rate  multiplied by the Average Daily Balance.  The "Daily Rate" is the quotient
                                                     ----------
of the applicable annual rate provided herein or in any Statement of Transaction divided by 360. The "Daily Contract Balance" is the amount of outstanding
                         ------------------------
principal debt which Borrower owes DFS on the Working Capital Loans at the end of each day (including the amount of all Electronic Transfers authorized) after DFS has credited payments which it has received on the Working Capital Loans. The "Average Daily Balance" is the quotient of: (i) the sum of the outstanding
      ----------------------
principal debt owed DFS on the Distribution Finance Facility on each day of a billing period for each item of Inventory identified on the Statement of Transaction, divided by (ii) the actual number of days in such billing period.

          (d)     Certain  Charges.  Borrower  will  (i)  reimburse  DFS for all
                  ----------------
charges made by banks, including charges for collection of checks and other items of payment and (ii) pay DFS all fees and charges in effect from time to time for transfers of funds to or from the Borrower.

          3.7     Billing  Statement.  DFS  will send Borrower a monthly billing
                  ------------------
statement identifying all charges due on Borrower's account with DFS. The charges specified on each billing statement will be: (a) due and payable in full immediately on receipt; and (b) an account stated, absent manifest error. DFS may adjust the billing statement at any time to conform to applicable law and this Agreement.

          3.8     Loan  Proceeds.  The  parties  intend  that  all  indebtedness
                  --------------
incurred hereunder shall be governed exclusively by the terms of this Agreement and the other Loan Documents, and shall not, unless requested by DFS, be evidenced by notes or other evidences of indebtedness. Upon any such request, Borrower will immediately execute and deliver any such note or other evidence reasonably requested by DFS. Any fees, charges or expenses charged to DFS by any bank for payments made by DFS at Borrower's request shall be immediately payable by Borrower. All advances and other obligations of Borrower made hereunder will constitute a single obligation.

          3.9     Default  Interest  Rate.  If  a Default occurs, and unless and
                  -----------------------
until cured, DFS may without prior demand, raise the rate of interest accruing on the disbursed unpaid principal balance of any Loan by three percentage points (3%) above the rate of interest otherwise applicable (the "Default Interest
                                                                ----------------
Rate"), whether or not DFS elects to accelerate the unpaid principal balances as a result of a Default. DFS will notify Borrower in writing before imposing the Default Interest Rate permitted by this Section.

          3.10  Interest  Rate  After  Certain Events.  If a judgment is entered
                -------------------------------------
against Borrower for sums due under any of the Obligations, as applicable, the amount of the judgment entered (which may include principal, interest, reasonable attorneys' fees and costs) shall bear interest at the judgment rate as permitted under applicable law as of the date of entry of the judgment. All Obligations of Borrower described in clauses (a) and (b) of the definition thereof shall bear interest at the Default Interest Rate.

          3.11     Verification  Rights  of  DFS.  DFS  may,  without  notice to
                   -----------------------------
Borrower and at any time or times hereafter verify the validity, amount or any other matter relating to any Account by mail, telephone or other means, in the name of Borrower or DFS.

          3.12     Reports.
                   -------

               (a)  Additional  Monthly Reports.  Borrower agrees to provide DFS
                    ----------------------------
with a report by the 25th day of each month, or more frequently if requested by DFS, in each case as of the 15th day of such month, which shall be in such form as is satisfactory to DFS, including supporting information regarding, but not limited to (i) a Borrowing Base Certificate; (ii) an Inventory aging report;
(iii) a statement of the current Inventory status, showing the lower of cost (determined on a "first-in, first-out" basis) or market value thereof; and (iv) an aging of Accounts (the "Additional Monthly Report").
                                ---------------------------

               (b)     Monthly Reports. Borrower agrees to provide to DFS by the
                       ---------------
15th day of each month, or more frequently if requested by DFS, in each case as of the last day of the immediately prior month, each of the following: (i) Inventory aging report; (ii) aging of Accounts; (iii) an updated Exhibit 8.17;
                                                                   ------------
and  (iv)  aging  of  Borrower's  accounts  payable  (the  "Monthly  Reports").
                                                            ----------------

               (c)     Other  Reports.  Borrower  agrees  to  provide DFS within
                       --------------
five (5) Business Days after each request by DFS any other report or information requested by DFS (the "Other Reports").
                           --------------

               (d)     Accuracy  of  Reports.  The  Additional  Monthly  Report,
                       ---------------------
Monthly Reports and the Other Reports will be true and correct in all material respects. Borrower acknowledges DFS' reliance on the truthfulness and accuracy in all material respects of each Additional Monthly Report, Monthly Report and the Other Reports.

          3.13     Establishment  of  Reserves.  Notwithstanding  the  foregoing
                   ---------------------------
provisions  of  Section  3.3,  DFS shall have the right to establish reserves in
                ------------
such amounts, and with respect to such matters, as DFS shall deem necessary or appropriate, against the amount of Working Capital Loans which Borrower may otherwise request under Section 3.3, including, without limitation, with respect
                        -----------
to (a) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business; (b) shrinkage, spoilage and obsolescence of Inventory; (c) slow moving Inventory; (d) other sums chargeable against Borrower as Working

Capital Loans under any section of this Agreement; (e) a material increase in Dealer's dilution percentage, as determined by DFS; and (f) such other matters, events, conditions or contingencies as to which DFS, in its sole reasonable credit judgment determines reserves should be established from time to time hereunder. DFS will notify Borrower in writing before establishing any reserve described herein; provided, however, that DFS shall have no obligation to
                    --------   -------
provide such prior notice to Borrower upon the occurrence and during the continuance of a Default.

          3.14     Capital  Adequacy.
                   -----------------

               (a) In the event that DFS shall have determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by DFS with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority, does or shall have the effect of reducing the rate of return on DFS' capital as a consequence of its obligations hereunder to a level below that which DFS could have achieved but for such adoption, change or compliance (taking into consideration DFS' policies with respect to capital adequacy) by an amount deemed by DFS, in its sole discretion, to be material, then from time to time, after submission by DFS to Borrower of a written demand therefor, Borrower shall pay to DFS such additional amount or amounts as will compensate DFS for such reduction.

               (b) A certificate of DFS claiming entitlement to payment as set forth in Section 3.14(a) above shall be conclusive in the absence of
                ----------------
manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such payment, the additional amount or amounts to be paid to DFS, and the method by which such amounts were determined. In determining such amount, DFS may use any reasonable averaging and attribution method.

          3.15     Collections.  Unless  otherwise  directed by DFS, to expedite
                   -----------
collection of Accounts for the benefit of DFS, Borrower shall notify all of its Account Debtors to make payment of the Accounts to one or more lock-boxes under the sole control of DFS. The lock-box, and all accounts into which the proceeds of any such lock-box(es) are deposited, shall be established at banks selected by the Borrower and satisfactory to DFS. Borrower shall issue to any such banks an irrevocable letter of instruction, in form and substance acceptable to DFS, directing such banks to deposit all payments or other remittances received in the lock-box to such account or accounts as DFS shall direct, for application against the outstanding balance of the Obligations. Until all Obligations have been satisfied in full, all funds deposited in the lock-box or any such account immediately shall become the property of DFS, and any disbursements of the proceeds in the lock-box or any such account will only be made to DFS. Borrower shall obtain the agreement of such banks to waive any offset rights against the funds so deposited. DFS assumes no responsibility for such lock-box arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits which any banks accept thereunder. All remittances which Borrower receives in payment of any Accounts, and the proceeds of any of the other Collateral, shall be: (i) kept separate and apart from Borrower's own funds so that they are capable of identification as DFS' property; (ii) held by Borrower as trustee of an express trust for DFS' benefit; and (iii) shall be immediately deposited in such accounts designated by DFS. All proceeds received or collected by DFS with respect to Accounts, and reserves and other property of Borrower in possession of DFS at any time or times hereafter, may be held by DFS without interest to Borrower until all Obligations are paid in full or applied by DFS on account of the Obligations. DFS may release to Borrower such portions of such reserves and proceeds as DFS may determine. Upon the occurrence and during the continuance of a Default, DFS may notify the Account Debtors that the Accounts have been assigned to DFS, collect the Accounts directly in its own name and charge the collection costs and expenses, including reasonable attorneys' fees, to Borrower. DFS has no duty to protect, insure, collect or realize upon the Accounts to preserve rights in them.

          3.16     Advancements.  If  Borrower  fails  to (a) perform any of the
                   ------------
affirmative covenants contained herein, (b) protect or preserve the Collateral or (c) protect or preserve the status and priority of the Liens and security interest of DFS in the Collateral, DFS may make advances to perform those obligations. DFS will use reasonable efforts to attempt to give Borrower notice prior to making such advancement. All sums so advanced will be due and payable upon demand and will immediately upon advancement become secured by the security interests created by this Agreement and will be subject to the terms and provisions of this Agreement and all of the Loan Documents. DFS may add all sums so advanced, plus any expenses or costs incurred by DFS, including reasonable attorney's fees, as outstanding Loans as DFS may designate in its sole discretion. The provisions of this Section will not be construed to prevent the institution of rights and remedies of DFS upon the occurrence of a Default. Any provisions in this Agreement to the contrary notwithstanding, the authorizations contained in this Section will impose no duty or obligation on DFS to perform any action or make any advancement on behalf of Borrower and are for the sole benefit and protection of DFS.

          3.17     Continuing  Requirements  - Accounts.  Borrower will:  (a) if
                   ------------------------------------
from time to time required by DFS, immediately upon their creation, deliver to DFS copies of all invoices, delivery evidences and other such documents relating to each Account; (b) without DFS' consent not permit or agree to any extension, compromise or settlement or make any change to any Account; (c) affix appropriate endorsements or assignments upon all such items of payment and proceeds so that the same may be properly deposited by DFS to DFS' account; (d) immediately notify DFS in writing which Accounts may be deemed Ineligible Accounts; and (e) mark all chattel paper and instruments now owned or hereafter acquired by it to show that the same are subject to DFS' security interest and immediately thereafter deliver such chattel paper and instruments to DFS with appropriate endorsements and assignments to DFS.

          3.18  Distribution  Finance  Facility  Deficit.  The  "Distribution
                ----------------------------------------         ------------
Finance  Facility  Deficit"  shall  mean the amount, if any, by which Borrower's
      --------------------
total current outstanding indebtedness under the Distribution Finance Facility as of the date of any monthly Inventory report, exceeds the Distribution Finance Inventory Value (as defined below) as determined by, and as of the date of, such monthly Inventory report. Such Distribution Finance Facility Deficit, if any, will remain in effect for purposes of this Agreement until the preparation and delivery by Borrower to DFS of a new monthly Inventory report. The term "Distribution Finance Inventory Value" is defined herein to mean one hundred
 ---------------------------------------
percent (100%) of the total aggregate wholesale invoice price of all of Borrower's Inventory financed under the Distribution Finance Facility that is unsold and in Borrower's possession and control as of the date of the applicable monthly Inventory report and to the extent that DFS has a first priority, fully perfected security interest therein, less the amount of any such Inventory consisting of demonstration items or Inventory that is obsolete or otherwise unmerchantable.

     Furthermore, in the event Borrower's Distribution Finance Facility Deficit exceeds at any time (a) the Eligible Account Availability, minus (b) Borrower's outstanding Working Capital Loans, Borrower will immediately pay to DFS, as a reduction of Borrower's total current outstanding indebtedness to DFS under the Distribution Finance Facility, the difference between (i) Borrower's
Distribution Finance Facility Deficit, and (ii) (a) the Eligible Account Availability minus (b) Borrower's outstanding Working Capital Loans.

          3.19  Appointment of Pomeroy as Agent.  Global hereby appoints Pomeroy
                -------------------------------
as its agent and attorney-in-fact to take any action or execute any document or instrument necessary or appropriate for the administration of the Collateral hereunder and under the other Loan Document. Without limiting the generality of the foregoing, Pomeroy shall prepare and deliver to DFS all reports concerning the Accounts and other Collateral required by this Agreement, whether such Collateral is owned by Pomeroy or Global, and such other Borrower shall be fully bound by the statements and actions of Pomeroy. In addition, Pomeroy shall be the only Borrower from whom DFS shall recognize requests for advances hereunder, whether such advance request is for the benefit of Pomeroy or Global. DFS shall be entitled to rely absolutely and without duty of inquiry or investigation upon any agreement, request, communication or other notice given by Pomeroy hereunder.

     4.     TERM  OF  AGREEMENT

          4.1     Termination.  This  Agreement  will continue in full force and
                  -----------
effect and be non-cancellable for two (2) years from the Effective Date (except that it may be terminated by DFS upon ninety (90) days written notice to
Borrower or, with no prior notice in the exercise of its rights and remedies upon Default by Borrower); provided, however, that Borrower may terminate this
                             --------  -------
Agreement  prior  to such date upon: (a) at least 90 days written notice to DFS;
(b) payment to DFS of all Obligations; and (c) payment to DFS of an amount as follows:

Date of
Termination . . . . . . . . .    Amount
-----------------------------    --------
On or prior to the first. . .    $165,000
anniversary of the
Effective Date

After the first anniversary .    $ 82,500
of the Effective Date through
the second anniversary of the
Effective Date

This sum will also be paid by Borrower if this Agreement is terminated on account of Borrower's Default. Termination on any date other than the anniversary date will not entitle Borrower to a refund of any fee. DFS shall be entitled to payment of all fees upon Default by Borrower which would have been payable during the original term of this Agreement, or any extension thereof, but for such early termination. These accelerated fees represent liquidated damages are not a penalty. Any such written notice of termination delivered by Borrower to DFS shall be irrevocable. It is understood that Borrower may elect to terminate this Agreement in its entirety only, no section or lending facility may be terminated singly.

          Notwithstanding anything herein to the contrary, Borrower shall have no obligation to pay the foregoing fee to DFS in the event this Agreement is terminated by Borrower in connection with DFS' assignment of its interest in this Agreement to a third party unacceptable to Borrower or the acquisition of DFS by a third party unacceptable to Borrower.

          4.2     Effect of Termination.  Borrower will not be relieved from any
                  ---------------------
Obligations to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights, interests and remedies hereunder until Borrower has paid all of Borrower's Obligations to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.

     5.     BORROWING  AND  REPAYMENT  PROCEDURES

          5.1.     Borrowing  Procedures.
                   ---------------------

          (a) Generally.  A request for a Working Capital Loan shall be made, or
              ---------
shall be deemed to be made, in the following manner: (i) Borrower may give DFS written notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date;
(ii) upon the occurrence and during the continuance of a Default, the becoming due of any amount required to be paid under this Agreement as interest shall be deemed irrevocably to be a request for a Working Capital Loan on the due date in the amount required to pay such interest; and (iii) upon the occurrence and during the continuance of a Default, the becoming due of any other Obligations shall be deemed irrevocably to be a request for a Working Capital Loan on the due date in the amount then so due.

For purposes of subpart (i) above, Borrower agrees that DFS may rely and act upon any request for a Working Capital Loan from any individual listed by Borrower on Exhibit 5.1(a), attached hereto.
              ---------------

          (b)     Conditions  Precedent  to  Each Working Capital Loan.  Without
                  ----------------------------------------------------
limiting  the  applicability  of the conditions precedent set forth in Section 7
                                                                       ---------
below to DFS' obligation to make any Working Capital Loan, the obligation of DFS to make any Working Capital Loan shall be subject to the further conditions precedent that, on the date of each such Working Capital Loan:

          (i) The following statements shall be true: (A) the representations and warranties contained in Section 8 hereof are correct in all
                                             ---------
material respects on and as of the date of such Working Capital Loan as though made on and as of such date, and (B) there exists no Default or Unmatured
Default, nor would any Default or any Unmatured Default result from the making of the Working Capital Loan requested by Borrower;

          (ii) Borrower shall have signed and sent to DFS, if DFS so requests, a request for advance, setting forth in writing the amount of the Working Capital Loan requested; provided, however, that the foregoing condition
                                 --------  -------
precedent shall not prevent DFS, if it so elects in its sole discretion, from making a Working Capital Loan pursuant to Borrower's non-written request therefor;

          (iii) DFS shall have received a completed Borrowing Base Certificate, signed by the Borrower, and dated not more than sixteen (16) days prior to the date of Borrower's request for such Working Capital Loan; and

          (iv) DFS shall have received such other approvals, opinions or documents as it may reasonably request.

Borrower agrees that the making of a request by Borrower for a Working Capital Loan, shall constitute a certification by Borrower and the Person(s) executing or giving the same that all representations and warranties of Borrower herein are true in all material respects as of the date thereof and that all required conditions to the making of the Working Capital Loan have been met.

          5.2     Excess  Advances.  DFS,  in  its sole and absolute discretion,
                  ----------------
may elect to permit the total unpaid balance of Loans to exceed the Total Credit Limit (the "Excess Advances"), and no such event or occurrence shall cause or
              ----------------
constitute a waiver by DFS of its right to demand payment of all or any part of the Loans at any time within the terms of this Agreement or to refuse, in its sole and absolute discretion, to make such further Loans. Any such Excess Advances shall be payable immediately upon demand therefor, unless otherwise specifically agreed to by DFS, and shall bear interest at the Default Interest Rate.

          5.3     All  Loans One Obligation.  All Obligations of Borrower to DFS
                  -------------------------
under this Agreement and all other agreements between Borrower and DFS shall constitute one obligation to DFS secured by the security interest granted in this Agreement, and by all other Liens heretofore, now, or at any time or times hereafter granted by Borrower. All of the rights of DFS set forth in this Agreement shall apply to any modification of or supplement to this Agreement, or Exhibits hereto, unless otherwise agreed in writing.

          5.4     Payments of Principal and Interest.  Without waiving any other
                  ----------------------------------
rights Borrower may otherwise have, all payments and amounts due hereunder by Borrower shall be made or be payable without set-off or counterclaim and shall be made to DFS on the date due at its office(s) responsible for Borrower's account, or at such other place which DFS may designate to Borrower in writing. Any payments received after such time shall be deemed received on the next Business Day. Whenever any payment to be made hereunder shall be stated to be due on a date other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of payment of interest or any fees.

          5.5     Collection  Days.  All  payments  and  all  amounts  received
                  ----------------
hereunder will be credited by DFS to Borrower's account one (1) Business Day after good funds have been deposited into DFS' general operating account.

     6.     SECURITY  FOR  THE  OBLIGATIONS

          6.1     Grant  of  Security  Interest.  To  secure  payment  of all of
                  -----------------------------
Borrower's current and future Obligations and to secure Borrower's performance of all of the provisions under this Agreement and the other Loan Documents, Borrower grants DFS a security interest in all of Borrower's Inventory, equipment, fixtures, accounts, contract rights, chattel paper, security agreements, instruments, deposit accounts, reserves, documents and general intangibles; and all judgments, claims, insurance policies, and payments owed or made to Borrower thereon; all whether now owned or hereafter acquired, all attachments, accessories, accessions, returns, repossessions, exchanges, substitutions and replacements thereto, and all proceeds thereof. All such assets are collectively referred to herein as the "Collateral." All such terms
                                                    ----------
for which meanings are provided in the Uniform Commercial Code are used herein with such meanings. All Collateral financed by DFS, and all proceeds thereof, will be held in trust by Borrower for DFS, with such proceeds being payable in accordance with this Agreement. Borrower covenants with DFS that DFS may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral. Borrower's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder.

          6.2     Future  Advances.  DFS'  security  interests  shall secure all
                  ----------------
current  and  all  future  advances  to  Borrower  made  by  DFS  under the Loan
Documents.

          6.3     Financing  Statements.  Borrower  shall execute and deliver to
                  ---------------------
DFS for the benefit of DFS such financing statements, certificates of title and original documents as may be required by DFS with respect to DFS' security interests.

          6.4     Guaranties.  Borrower  shall  cause  any and all Subsidiaries,
                  ----------
whether now existing or hereafter acquired, to execute and deliver collateralized guaranties of the Obligations secured by a first priority, perfected security interest in the assets described therein, except for TIFS which perfected security interest shall be subordinated to TIFS' primary lender, The Fifth Third Bank of Northern Kentucky, Inc., or its successors.

          6.5     Further Assurances.  Borrower will execute and deliver to DFS,
                  ------------------
at such time or times as DFS may request, all financing statements, security agreements, assignments, certificates, affidavits, reports, schedules, and other documents and instruments that DFS may deem necessary to perfect and maintain perfected DFS' security interests in the Collateral and to fully consummate the transactions contemplated under all Loan Documents. All filing, recording or registration fees shall be payable by Borrower.

          6.6  Intellectual  Property.  Borrower  shall  execute  and  deliver a
               ----------------------
collateral assignment of patents, copyrights and trademarks in form and substance reasonably acceptable to DFS granting DFS a first priority security interest  in  and  to  the  items  listed in Exhibit 8.21 in form acceptable for
                                             ------------
recordation.

     7.     CONDITIONS  PRECEDENT

     All duties and obligations of DFS under the Loan Documents on the Effective Date, and at all times during the term of this Agreement, are specifically subject to the full and continued satisfaction by Borrower of the conditions precedent set forth below.

          7.1     Conditions  Precedent.  The  following  conditions  must  be
                  ---------------------
satisfied  as  of  the  Effective  Date:

          (a) DFS' Counsel.  DFS' counsel must approve of all matters pertaining
              ------------
          to (i) title to the Collateral; (ii) the form, substance and due execution of all Loan Documents; (iii) Borrower's organizational documents; and (iv) all other legal matters, including the application of any laws relating to usury.

          (b)  Material  Change.  There must not have been any  change,  between
               ----------------
          April 5, 1998 and the Effective Date, which would have a Material Adverse Effect on the condition of Borrower, the condition of the Business, the value and condition of the Collateral, the structure of Borrower other than as contemplated herein, or in the financial information, audits and the like obtained by DFS.

          (c) Perfected  Liens.  DFS shall have a perfected  first priority Lien
              ----------------
          and security interest in the Collateral, subject only to the Permitted Liens.

          (d)  Insurance.  Borrower  shall  provide  DFS  with  certificates  of
               ---------
          insurance evidencing that Borrower and each Corporate Guarantor has obtained the insurance as required in Section 9.1.2.
                                                -------------

          (e) Laws.  Borrower and its  Subsidiaries  shall be in compliance with
              ----
          all applicable laws and governmental regulations, including, but not limited to, all Environmental Laws, the failure to comply with which would have a Material Adverse Effect on Borrower, its Subsidiaries or the Business.

          (f)  Certificate of Good Standing.  A certificate of good standing for
               ----------------------------
          Borrower (or other similar certificate) must be delivered to DFS, from the appropriate governmental authority of Borrower's and each Corporate Guarantor's state of incorporation and other jurisdictions in which Borrower and each such Corporate Guarantor does business, dated not earlier than 30 days prior to the Effective Date.

          (g) Opinion of Borrower's Counsel.  DFS must receive a written opinion
              -----------------------------
          from counsel for Borrower and each Corporate Guarantor, dated the Effective Date, and addressed to and for the benefit of DFS, in form and substance satisfactory to DFS.

          (h) UCC Searches.  DFS must receive a  certificate  from a provider of
              ------------
          financing statement searches acceptable to DFS which identifies all financing statements of public record not more than 30 days before the Effective Date, that pertain to the Collateral and the collateral of each Corporate Guarantor.

          (i) Other Documents. Such other documents, certificates,  submissions,
              ---------------
          insurance policies and other matters as reasonably requested by DFS relating to the transaction herein contemplated, including but not limited to (A) Collateralized Guarantees from each of the Borrower's Subsidiaries, along with such other documents as are necessary to provide DFS with a first priority, fully perfected security interest in all of the assets of each such Subsidiary, except for TIFS which perfected security interest of DFS' shall be subordinated to TIFS' primary lender, The Fifth Third Bank of Northern Kentucky, Inc., or its successors, and (B) the Participation Agreement.

          (j) President's Certificate (or Chief Executive Officer's Certificate,
              ------------------------------------------------------------------
          for Global).  In the form attached hereto as Exhibit 7.1(j) compliance
          ----------                                   --------------
          with all of the terms and conditions in the Loan Documents.

          (k)  Articles of  Incorporation.  A certified  copy of the Articles of
               --------------------------
          Incorporation, By-Laws and the resolutions of the directors of Borrower authorizing the transactions contemplated by this Agreement.

          (l) Secretary's Certificate of Resolution and Incumbency.  In the form
              ----------------------------------------------------
          attached hereto as Exhibit 7.1(l).
                             --------------

          (m) Payoff  Letter.  A lien release and payoff letter  executed by any
              --------------
          and all lienholders on any of the Collateral, other than with respect to the Permitted Liens.

     8.     REPRESENTATIONS  AND  WARRANTIES

          To induce DFS to enter into this Agreement, Borrower makes the representations and warranties set forth below, all of which will remain true in all material respects during the term of this Agreement. Borrower acknowledges DFS' justifiable right to rely upon the representations and warranties set forth below.

          8.1     Financial  Statements.  Borrower's  audited  consolidated
                  ---------------------
financial statements as of January 5, 1998 and Borrower's unaudited consolidated financial statements as of April 5, 1998, copies of which have been previously submitted to DFS, have been prepared in conformity with GAAP (except for the absence of footnotes and non year-end adjustments on the unaudited financial statements) and present fairly the financial condition of Borrower and its consolidated Subsidiaries as at such dates and the results of their operations for the periods then ended. Borrower warrants and represents to DFS that all financial statements and information relating to Borrower or any Corporate Guarantor which have been or may hereafter be delivered by Borrower or any Corporate Guarantor are true and correct in all material respects and have been and will be prepared in accordance with GAAP and, with respect to such previously delivered statements or information, there has been no change which would have a Material Adverse Effect on the financial or business condition of Borrower or any Corporate Guarantor since the submission to DFS, either as of the date of delivery, or, if different, the date specified therein, and Borrower acknowledges DFS' reliance thereon.

          8.2     Non-Existence  of  Defaults.  Neither  Borrower nor any of its
                  ---------------------------
Subsidiaries is in default with respect to any material amount of its existing Indebtedness. The making and performance of this Agreement and all other Loan Documents, will not immediately, or with the passage of time, the giving of notice, or both: (a) violate the provisions of the bylaws or any other corporate document of Borrower; (b) violate any laws to the best of Borrower's knowledge after reasonable inquiry, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect upon Borrower, the Business or Borrower's operations or financial condition; (c) result in a material default under any contract, agreement, or instrument to which Borrower is a party or by which Borrower or its properties are bound; or (d) result in the creation or imposition of any security interest in, or Lien or encumbrance upon, any of the Collateral except the Permitted Liens.

          8.3     Litigation.  Set  forth  on  Exhibit  8.3  is  a  list  of all
                  ----------                   ------------
actions, suits, investigations or proceedings pending or, to the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries, as of the date hereof in which there is a reasonable probability of an adverse decision which would Material and Adverse Effect upon Borrower, the Business, or the Collateral.

          8.4     Material  Adverse Effect.  Borrower does not know of or expect
                  ------------------------
any change which would have a Material Adverse Effect on the Business, or on Borrower's or any of the Subsidiaries' assets, liabilities, properties, or condition, financial or otherwise, including changes in Borrower's financial condition from April 5, 1998 through the Effective Date.

          8.5     Title  to  Collateral.  Except  as  set  forth on Exhibit 8.5,
                  ---------------------                             -----------
Borrower has good and marketable title to all of the Collateral, free and clear of any and all Liens, claims and encumbrances, other than the Permitted Liens.

          8.6     Corporate  Status.  Borrower and each of the Subsidiaries is a
                  -----------------
corporation duly organized and validly existing, in good standing, with perpetual corporate existence, under the laws of their respective jurisdictions of formation. Borrower and its Subsidiaries have the corporate power and authority to own their properties and to transact the Business in which they are engaged and presently propose to engage. Borrower and each Subsidiary is duly qualified as a foreign corporation and in good standing in all states where the nature of their Business or the ownership or use of their property requires such qualification, and where failure to so qualify would have a Material Adverse Effect on its Business, operations or financial condition.

          8.7     Subsidiaries.  Exhibit 8.7 hereto lists the Subsidiaries as of
                  ------------   -----------
the  Effective  Date.

          8.8     Power  and  Authority.  Borrower  has  the  corporate power to
                  ---------------------
borrow and to execute, deliver and carry out the terms and provisions of the Loan Documents. Borrower has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and all other Loan Documents and the borrowing thereunder.

          8.9     Place  of  Business.  Pomeroy's chief executive office and the
                  -------------------
principal  place  of  business  is  located  at 1020 Petersburg Road, Hebron, KY
41048. Global's chief executive office and principal place of business is located at 1020 Petersburg Road, Hebron, KY 41048. Borrower's records concerning the Collateral are kept at such chief executive office, or will be kept at such other place that Borrower informs DFS of not less than 30 days in advance of relocation.

          8.10  Enforceability  of  the  Loan  Documents.  The  Loan  Documents
                ----------------------------------------
executed by Borrower are the valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

          8.11  Taxes.  Pomeroy's  federal  tax  identification  number  is
                -----
31-1227808. Global's federal tax identification number is 73-1442195. Borrower has: (a) filed all federal, state and local tax returns and other reports that it is required by law to file the failure of which would have a Material Adverse Effect on the Business or Borrower's or any Subsidiary's assets, (b) paid or caused to be paid all taxes, assessments and other governmental charges that are due and payable, the failure of which to pay would have a Material Adverse Effect on the Business, except those contested in good faith and in accordance with accepted procedures, and for which adequate reserves have been established in accordance with GAAP, and (c) made adequate provision for the payment of such taxes, assessments or other charges accruing but not yet payable. Borrower has no knowledge of any deficiency or additional assessment in a material amount in connection with any taxes, assessments or charges.

          8.12  Compliance  with  Laws.  Borrower,  to the best of its knowledge
                ----------------------
after reasonable inquiry, has complied, and shall cause each Subsidiary to comply, in all material respects with all applicable laws, including any Environmental Laws and any zoning laws, the failure to comply with which would have a Material Adverse Effect on Borrower individually, or Borrower and its Subsidiaries on a consolidated basis.

          8.13  Consents.  Borrower  and  the  Subsidiaries  have  obtained  all
                --------
material consents, permits, licenses, approvals or authorization of, or effected the filing, registration or qualification with, any governmental entity which is required to be obtained or effected by Borrower and the Subsidiaries in connection with the Business or the execution and delivery of this Agreement and the other Loan Documents the failure of which to obtain or effect would have a Material Adverse Effect on Borrower individually, or on Borrower and its Subsidiaries on a consolidated basis.

          8.14  Purpose.  Borrower  will  use the advances which DFS makes under
                -------
the  Credit  Facility  solely  for lawful purposes and as described in Section 3
                                                                       ---------
hereof.

          8.15  Condition  of  the  Business.  All  material  assets used in the
                ----------------------------
conduct of the Business are in good operating condition and repair and are fully usable in the ordinary course thereof, reasonable wear and tear excepted.

          8.16  Capital.  All  issued  shares  and all outstanding shares in the
                -------
Subsidiaries as reflected in Borrower's financial statements are validly issued pursuant to proper authorization of the board of directors of such Subsidiary, and are fully paid, and non-assessable. Except for those stock option plans and Shareholders Right Plan described on Exhibit 8.16, which plans shall not
                                          --------------
bematerially  amended  without  notice  to  DFS,  there  are  no  outstanding subscriptions, warrants, options, calls or commitments, obligations or securities convertible or exchangeable for shares of any stock of Borrower or the Subsidiaries. Borrower and the Subsidiaries shall give DFS thirty days (30) prior written notice before entering any agreement to register its equity or debt securities under the Securities Act of 1933, as amended, or any state securities law. All Borrower's and Subsidiary's issued shares and outstanding capital stock are fully paid and non-assessable, and each such Person's capital structure is as set forth on Exhibit 8.16.
                                   -------------

          8.17  Location  of  Collateral.  Exhibit  8.17 describes the locations
                ------------------------   -------------
where  any  of  the  Collateral  is  located  or  stored  as of the date hereof.

          8.18  Real Property.  Neither Borrower nor any Subsidiary own or lease
                -------------
any  real  property,  except  as  set  forth  on  Exhibit  8.18 attached hereto.
                                                  -------------

          8.19  Warranties  and  Representations-Accounts.  For  each  Account
                -----------------------------------------
listed by Borrower on any Borrowing Base Certificate, Borrower warrants and represents to DFS that at all times: (a) such Account is genuine; (b) such Account is not evidenced by a judgment or promissory note or similar instrument or agreement; (c) it represents an undisputed bona fide transaction completed in accordance with the terms of the invoices and purchase orders relating thereto;

(d) the goods sold or services rendered which resulted in the creation of such Account have been delivered or rendered to and accepted by the Account Debtor;
(e) the amounts shown on the Borrowing Base Certificate, Borrower's books and records and all invoices and statements delivered to DFS with respect thereto are owing to Borrower and are not contingent; (f) no payments have been or will be made thereon except payments turned over to DFS pursuant to the terms of this Agreement; (g) there are no offsets, counterclaims or disputes existing or asserted with respect thereto and Borrower has not made any agreement with the Account Debtor for any deduction or discount of the sum payable thereunder except regular discounts allowed by Borrower in the ordinary course of its business for prompt payment; (h) there are no facts or events which in any way impair the validity or enforceability thereof or reduce the amount payable thereunder from the amount shown on the Borrowing Base Certificate, Borrower's books and records and the invoices and statements delivered to DFS with respect thereto; (i) to the best of Borrower's knowledge, all persons acting on behalf of the Account Debtor thereon have the authority to bind the Account Debtor; (j) the goods sold or transferred giving rise thereto are not subject to any Lien, claim, encumbrance or security interest which is superior to that of DFS other than a Permitted Lien; (k) such Account is subject to DFS' perfected, first priority security interest and no other Lien other than a Permitted Lien; and
(l) there are no proceedings or actions known to Borrower or which to Borrower's knowledge are threatened or pending against the Account Debtor thereon which might have a Material Adverse Effect on such Account Debtor's financial condition.

          8.20  Environmental,  Health  and Safety Matters.  Except as disclosed
                ------------------------------------------
on  Exhibit 8.20, to the best of Borrower's knowledge, after reasonable inquiry:
    ------------
(a) the operations of Borrower and each of the Subsidiaries complies in all respects with (i) all applicable Environmental Laws, and (ii) all applicable OSHA Laws; (b) none of the operations of Borrower or any Subsidiary are subject to any judicial or administrative proceeding alleging the Violation of any Environmental Law or OSHA Law; (c) none of the operations of Borrower or any Subsidiary is the subject of federal or state investigation evaluating whether any remedial action is needed to respond to (i) a spillage, disposal or release into the environment of any Hazardous Material or other hazardous, toxic or dangerous waste, substance or constituent, or other substance, or (ii) any unsafe or unhealthful condition at any premises of Borrower or any Subsidiary;
(d) neither Borrower nor any Subsidiary has filed any notice under any Environmental Law or OSHA Law indicating or reporting (i) any past or present spillage, disposal or release into the environment of, or treatment, storage or disposal of, any Hazardous Material or other hazardous, toxic or dangerous waste, substance or constituent, or other substance or (ii) any unsafe or unhealthful condition at any premises of Borrower or any Subsidiary; and (e) neither Borrower nor any Subsidiary has any known contingent liability in connection with (i) any spillage, disposal or release into the environment of, or otherwise with respect to, any Hazardous Material or other hazardous, toxic or dangerous waste, substance or constituent, or other substance or (ii) any unsafe or unhealthful condition at any premises of Borrower or any Subsidiary.

          8.21  Patents,  Copyrights, Trademarks, Etc.  The Borrower and each of
                -------------------------------------
the Subsidiaries possesses or has the right to use all of the patents, trademarks, trade names, service marks and copyrights, and applications therefor, and all technology, know-how, processes, methods and designs used in or necessary for the conduct of its business, without known conflict with the rights of others, except to the extent that the failure to so obtain or apply could be expected not to have a Material Adverse Effect on the Borrower, any Subsidiary or the Collateral. All such licenses, patents, trademarks, trade names, service marks and copyrights, and applications therefor existing on the date hereof are listed on Exhibit 8.21.
                               -------------

          8.22  Solvency.  The  Borrower  and  each  of the Subsidiaries now has
                --------
capital sufficient to carry on its respective business and transactions and all business and transactions in which it is about to engage and is now solvent and able to pay its respective debts as they mature, and Borrower and each of the Subsidiaries now owns property having a value, greater than the amount required to pay Borrower's or such Subsidiary's debts.

          8.23  Leases.  Exhibit  8.23(a)  attached hereto is a complete listing
                ------   ----------------
of  all  capitalized leases of Borrower and Exhibit 8.23(b) attached hereto is a
                                            ---------------
complete  listing  of  all  Operating  Leases  of  Borrower.

          8.24  Labor  Relations.  Except  as described on Exhibit 8.24 attached
                ----------------                           ------------
hereto and made a part hereof, neither Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement, and there are no material grievances, disputes or controversies with any union or any other organization of Borrower's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

          8.25  Business Locations; Agent for Process.  During the preceding six
                -------------------------------------
(6) year period, Borrower has had no office, place of business or agent for service of process located in any state or county other than as shown on
Exhibit  8.17.
-------------

          8.26  Warranties  and  Representations-Inventory.  Borrower covenants,
                ------------------------------------------
warrants and represents to DFS that at all times: (a) Inventory will be kept only at the locations indicated on Exhibit 8.17; (b) no Inventory is or will be
                                    ------------
produced in violation of the Federal Fair Labor Standards Act; (c) Borrower now keeps and will keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower's cost therefor and the selling price thereof, the daily withdrawals therefrom and the additions thereto; (d) Inventory is not and will not be stored with a bailee, repairman, warehouseman or similar party without DFS' prior written consent, and Borrower will, concurrently with delivery to such party, cause any such party to issue and deliver to DFS, in form acceptable to DFS, warehouse receipts, in DFS' name evidencing the storage of such Inventory, and waivers of warehouseman's liens in favor of DFS; (e) Borrower will pay all of its taxes, rents, business taxes, and the like on the premises where the Inventory is located; and (f) Borrower will not rent, lease, lend, demonstrate, pledge, consign, transfer or secrete any of the Inventory or use any of the Inventory for any purpose other than exhibition and sale to buyers in the ordinary course of business, without DFS' prior written consent.

          8.27  Reaffirmation.  Each  request  for  a  Loan  made  by  Borrower
                -------------
pursuant  to  this Agreement or any of the other Loan Documents shall constitute
(a) an automatic representation and warranty by Borrower to DFS that there does not then exist any Default or any Unmatured Default, and (b) a reaffirmation as of the date of said request of all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents, except to the extent (i) previously fulfilled in accordance with the terms hereof or (ii) previously waived in writing by DFS with respect to any particular factual circumstance.

          8.28  Survival of Representations and Warranties.  Borrower covenants,
                ------------------------------------------
warrants and represents to DFS that all representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall be true at the time of Borrower's execution of this Agreement and the other Loan Documents, and shall survive the execution, delivery and acceptance thereof by DFS and the parties thereto and the closing of the transactions described therein or related thereto.

     9.     BORROWER'S  COVENANTS

          9.1  Affirmative  Covenants.  During  the  term  of this Agreement and
               ----------------------
thereafter for so long as any Obligations are outstanding and unpaid, Borrower covenants that unless otherwise consented to by DFS in writing, it shall perform all the acts and promises required by this Agreement and all the acts and promises set forth below.

               9.1.1     Payment and Performance.  Borrower will pay and perform
                         -----------------------
all  Obligations  in  full  when  and  as  due  hereunder.

               9.1.2     Insurance.
                         ---------

                    (a) Type of Insurance.  Borrower will at all times cause the
                        -----------------
                    Business and the Collateral to be insured by insurers of reasonable financial soundness and having an A. M. Best rating of A or better, with such policies, against such risks and in such amounts as are appropriate for reasonably prudent businesses in Borrower's industry and of Borrower's size and financial strength.

                    (b) Requirements as to Insurance  Policies.  The policies of
                        --------------------------------------
                    insurance which Borrower is required to carry shall comply with the requirements listed below:

                    (i) Each such policy shall provide that it may not be canceled or allowed to lapse at the end of a policy period without at least 30 days' prior written notice to DFS;

                    (ii) Each liability and hazard insurance policy shall name DFS as an additional insured; and

                    (iii) Each property insurance policy required hereunder shall contain a standard lender's loss payable clause in favor of DFS. Such insurance policies shall also contain lender's loss payable endorsements satisfactory to DFS providing, among other things, that any loss shall be payable in accordance with the terms of such policy notwithstanding any act of Borrower which might otherwise result in forfeiture of such insurance;

                    (c) Collection of Claims.  Borrower will promptly advise DFS
                        --------------------
                    of any insured casualty in excess of $500,000 and Borrower agrees that DFS may direct all insurance proceeds therefrom to be paid directly to DFS to the extent that such loss is not adequately insured under an insurance policy which names DFS as a loss payee, and hereby appoints DFS its attorney-in-fact for such purpose.

                    (d) Blanket Policies.  Any insurance  required hereunder may
                        ----------------
                    be supplied by means of a blanket or umbrella insurance policy.

                    (e)  Delivery  of  Policies or  Certificates  of  Insurance.
                         ------------------------------------------------------
                    Borrower shall deliver to DFS certificates of insurance issued by insurers to evidence that the insurance maintained by Borrower complies with the requirements hereunder.

               9.1.3  Collection  of  Receivables;  Sale of Inventory.  Borrower
                      -----------------------------------------------
will collect its Accounts and sell its Inventory only in the ordinary course of business, unless written permission to the contrary is obtained from DFS.

               9.1.4  Notice  of Litigation and Proceedings.  Borrower will give
                      -------------------------------------
prompt notice to DFS of: (a) any litigation or proceeding (including fines and penalties of any public authority) in which it, or any of the Subsidiaries is a party in which there is a reasonable probability of an adverse decision which would require it or any of the Subsidiaries to pay money or deliver assets, whether or not the claim is considered to be covered by insurance that might have a Material Adverse Effect upon Borrower's or any of its Subsidiary's operations, financial condition, property or business; (b) any class action litigation against it, regardless of size, that might have a Material Adverse Effect upon Borrower's or any of its Subsidiary's operations, financial condition, property or business; and (c) the institution of any other suit or proceeding that might have a Material Adversely Effect on its or any of its Subsidiary's operations, financial condition, property or the Business.

               9.1.5  Payment  of Indebtedness to Third Persons.  Borrower will,
                      -----------------------------------------
and will cause each Subsidiary to, pay, when due, all Indebtedness and any other liability due third persons, except when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor satisfactory to DFS in accordance with GAAP being set aside by Borrower or such Subsidiary. DFS will use reasonable efforts to attempt to give Borrower notice before DFS requires Borrower to set aside additional reserves.

               9.1.6  Notice  of  Change  of  Business  Location.  Borrower will
                      ------------------------------------------
notify DFS 30 days in advance of: (a) any change in or discontinuation of any warehouse location of Borrower or any Subsidiary, any other location of a material amount of the Collateral, Borrower's principal place of business, or any of the Subsidiaries' existing offices or places of business, (b) the establishment of any new places of business relating to the Business, and (c) any change in or addition to the locations where Borrower's Inventory or records are kept.

               9.1.7  Payment  of  Taxes.  Borrower  will,  and  will cause each
                      ------------------
Subsidiary to, pay or cause to be paid, when and as due, all taxes, assessments and charges or levies imposed upon it or on any of its property or that it is required to withhold and pay over to the taxing authority or that it must pay on its income, the failure of which to pay would have a Material Adverse Effect on Borrower individually, or on Borrower and the Subsidiaries on a consolidated basis, except where contested in good faith by appropriate proceedings with adequate reserves therefor satisfactory to DFS, in accordance with GAAP, having been set aside by Borrower or such Subsidiary. DFS will use reasonable efforts to attempt to give Borrower notice before DFS requires additional reserves. However, Borrower will and will cause each Subsidiary to, pay or cause to be paid all such taxes, assessments, charges or levies immediately whenever foreclosure of any Lien that attaches on the Collateral appears imminent.

               9.1.8  Further  Assurances.  Borrower  agrees  to, and will cause
                      -------------------
each Subsidiary to, execute such other and further documents, including, without limitation, deeds of trust, promissory notes, security agreements, financing statements, continuation statements, certificates of title, and the like as may from time to time in the reasonable opinion of DFS be necessary to perfect, confirm, establish, re-establish, continue, or complete the security interests, collateral assignments and Liens in the Collateral, and the purposes and intentions of this Agreement.

               9.1.9  Maintenance  of  Status.  Borrower will take all necessary
                      -----------------------
steps  to  (a)  preserve its, and each Subsidiary's, existence as a corporation,
(b) preserve Borrower's and the Subsidiaries' franchises and permits, and (c) comply with all present and future material agreements to which Borrower, or any of the Subsidiaries, is subject, and (d) maintain, and cause each Subsidiary to maintain, its qualification and good standing in all states in which such qualification is necessary or in which the failure to be so qualified might have a Material Adverse Effect on the financial condition or properties of Borrower or the Business. Borrower will not change the nature of the Business during the term of this Agreement.

               9.1.10  Financial  Statements;  Reporting  Requirements;
                       ------------------------------------------------
Certification  as  to  Events  of  Defaults.  During the term of this Agreement,
-------------------------------------------
Borrower will furnish one copy of the following to DFS, upon DFS' request therefore:

               (a) within 120 days after the end of each fiscal year, annual financial statements for Pomeroy and its Subsidiaries as of the end of such fiscal year, consisting of a consolidated and consolidating balance sheet, consolidated and consolidating statement of operations, consolidated and consolidating statements of cash flows and consolidated and consolidating statement of stockholder's equity, in comparative form, together with a narrative description of the financial condition and results of operations and the liquidity and capital resources of Borrower and setting forth in comparative form the corresponding figures for the corresponding period of the prior fiscal year and the corresponding figures from the most recent financial projections of Borrower, discussing the reasons for any significant variations. The statements and balance sheet will be audited by an independent firm of certified public accountants selected by Borrower, and certified by that firm of certified public accountants to have been prepared in accordance with GAAP. The certified public accountants will render an unqualified opinion as to such statements and balance sheets. DFS will have the absolute and irrevocable right, from time to time, to discuss the affairs of Borrower directly with the independent certified public accountant after prior notice to Borrower and the reasonable opportunity of Borrower to be present at any such discussions;

               (b) by the  45th  day  of  each  quarter,  a  certificate  of the
               President,  or Chief  Financial  Officer,  in the form of Exhibit
                                                                         -------
               9.1.10(b)  attached  hereto,  of Pomeroy stating that such Person
               ---------
               has reviewed the provisions of the Loan Documents and that a review of the activities of Borrower during such quarter has been made by or under such Person's supervision with a view to determining whether Borrower has observed and performed all of Borrower's obligations under the Loan Documents, and that, to the best of such Person's knowledge, information and belief, Borrower has observed and performed each and every undertaking contained in the Loan Documents and is not at the time in default in the observance or performance of any of the terms and conditions thereof or, if Borrower will be so in default, specifying all of such defaults and events of which such Person may have knowledge;

               (c) within 60 days after the end of each fiscal year, an annual budget and income statement with cash flow projections for the current fiscal year;

               (d) promptly upon receipt thereof, copies of all final reports and final management letters submitted to Borrower or any of the Borrower's Subsidiaries by independent accountants in connection with any annual or interim audit of the books of Borrower or such Subsidiaries made by such accountants;

               (e) copies of any and all reports, filings and other documentation delivered to the Securities and Exchange Commission by or on behalf of Borrower promptly after the delivery thereof, if applicable; and

               (f) any other statements, reports and other information as DFS may reasonably request concerning the financial condition or operations of Borrower and its properties.

               9.1.11  Notice  of Existence of Default.  Borrower will, and will
                       -------------------------------
cause its Subsidiaries to, promptly notify DFS of: (a) the existence of any known condition or event, which constitutes a Default or an Unmatured Default and (b) the actual or threatened termination, suspension, lapse or relinquishment of any material license, authorization, permit or other right granted Borrower or for Borrower's benefit and used in the Business, or granted to any of its Subsidiaries or for any such Subsidiaries' benefit, by any governmental agency material to the Business.

               9.1.12  Compliance  with Laws.  Borrower will, and will cause its
                       ---------------------
Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders the failure to comply with which would have a Material Adverse Effect on Borrower individually, or Borrower and its Subsidiaries on a consolidated basis.

               9.1.13  Maintenance  of  Collateral.  Borrower  will maintain all
                       ---------------------------
material Collateral and every part thereof in good condition and repair. Borrower will not permit the value of the Collateral to be materially impaired. Borrower will defend the Collateral against all claims and legal proceedings by persons other than DFS. Borrower will not transfer the Collateral from the premises where now located (other than Inventory sold in the ordinary course of business and other Collateral transferred in the ordinary course of business), or permit the Collateral to become a fixture or accession (unless so affixed on the Effective Date) to any goods which are not items of Collateral, without the prior written approval of DFS. Borrower will not permit the Collateral to be used in violation of any applicable law, regulations, or any policy of insurance. As to Collateral consisting of instruments and chattel paper, Borrower will preserve rights in it against prior parties.

               9.1.14  Collateral  Records  and  Statements.  Borrower will keep
                       ------------------------------------
such accurate and complete books and records pertaining to the Collateral in such detail and form as DFS reasonably requires, including, but not limited to: schedules of Inventory; original orders; invoices; shipping documents; billing settlements and receivables; sold receivables; Inventory listing containing model, serial number (if available) and location. Other reporting will be available upon request by DFS, including, but not be limited to, accounts payable agings in such form as DFS reasonably requires. The statements will be in the form and will contain the information as is prescribed by DFS.

               9.1.15  Inspection  of  Collateral.   DFS  and  any  third  party
                       --------------------------
appraiser selected by DFS may examine the Collateral at any time, and from time to time during normal business hours. DFS and any third party appraiser selected by DFS will have full access to, and the right to: (a) review, inspect and make abstracts and copies from Borrower's books and records pertaining to the Collateral, and (b) inspect and examine Inventory and check and test the same as to quality, quantity, value and condition, wherever located, at any time during reasonable business hours, and from time to time. Borrower will assist DFS and any third party appraiser selected by DFS in so doing.

               9.1.16  Landlord's Agreements.  Borrower will provide or cause to
                       ---------------------
be provided, on the Effective Date, landlord waivers and agreements in a form acceptable to DFS with respect to leased real property and with respect to any future leases, prior to entering into them.

          9.2  Negative  Covenants.  During  the  term  of  this  Agreement  and
               -------------------
thereafter, for so long as any Obligations are outstanding and unpaid, Borrower covenants that unless otherwise consented to in writing by DFS, Borrower shall not perform or cause or permit to be performed the following acts:

               9.2.1  Change  of  Name, Etc.  Borrower and the Subsidiaries will
                      ---------------------
not change their name, or begin to trade under any assumed names or trade names without thirty (30) days prior written notice to DFS. Borrower will not, and will not permit any Subsidiary to, change its manner of organization, enter into any mergers, consolidations, reorganizations or recapitalizations without DFS' prior written consent which shall not be unreasonably withheld, other than as contemplated herein.

               9.2.2  Sale or Transfer of Assets.  Except in the ordinary course
                      --------------------------
of business, except for other asset sales not exceeding $100,000 in the aggregate during any fiscal year, or except as consented to in writing by DFS, Borrower and the Subsidiaries will not sell, transfer, lease (including sale-leaseback) or otherwise dispose of all or any substantial part of their assets. This provision will not apply to any sale if the proceeds of such sale pay the Obligations in full.

               9.2.3  Encumbrance  of  Assets.  Borrower  will not, and will not
                      -----------------------
permit a Subsidiary to, mortgage, pledge, grant or permit to exist a security interest in or Lien upon any of the Collateral, now owned or hereafter acquired except for the Permitted Liens.

               9.2.4  Acquisition  of  Stock  or  Assets;  New  Subsidiaries.
                      ------------------------------------------------------
Borrower and the Subsidiaries will not, without at least thirty (30) days prior written notice to DFS, acquire, or enter into any agreement, to acquire, all or substantially all the assets of, equity interest or stock in, another business, nor will the Borrower hereafter create any new Subsidiaries. Borrower and the Subsidiaries shall give DFS prompt written notice of entering into any commitment letter or letter of intent to acquire all or substantially all of the assets of, equity interest or stock in another business.

               9.2.5  False  Certificates  or  Documents.  Borrower  has not and
                      ----------------------------------
will not, and will not permit any Subsidiary to, furnish DFS with any certificate or other document that contains any untrue statement of material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

               9.2.6  Assignment.  Borrower will not assign or attempt to assign
                      ----------
the Loan Documents or any of its interests under the Loan Documents, except in favor of DFS.

               9.2.7  Transactions  with  Affiliates.  Borrower  will  not enter
                      ------------------------------
into any contracts, leases, sales or other transactions with any Affiliate on terms less favorable than could be obtained generally by Borrower from a non-Affiliate.

               9.2.8  Dividends.  Borrower will not declare or pay any dividends
                      ---------
(other than a stock dividend) upon its capital stock in any given fiscal year in amount in excess of fifty percent (50%) of Borrower's net profits for such fiscal year, without DFS' prior written consent.

               9.2.9  Loans by Borrower.  Borrower will not, and will not permit
                      -----------------
any Subsidiary to, make any loan to any Person which exceed in the aggregate at any time One Million Dollars ($1,000,000), except for loans in anticipation of reasonable and normally reimbursable business expenses and trade credit extended in the ordinary course of Business.

               9.2.10  Fiscal  Year.  Borrower  will  not  change  its  fiscal
                       ------------
year-end  without  sixty  (60)  days  prior  written  notice  to  DFS.

               9.2.11  Total  Indebtedness.  Borrower  shall  not create, incur,
                       -------------------
assume, or suffer to exist, or permit any Subsidiary to create, incur or suffer to exist, any Indebtedness, except:

               (a)  the  Obligations;
               (b)  Subordinated  Debt;
               (c)  Indebtedness  of  any  Subsidiary  to  Borrower;
               (d) Accounts payable to trade creditors and current operating expenses (other than for money borrowed) incurred in the ordinary course of business which are aged not more than thirty (30) days past due, unless actively contested in good faith and by appropriate and lawful proceedings and for which adequate reserves have been established in accordance with GAAP;
               (e) Permitted Purchase Money Indebtedness;
               (f) Capitalized Lease Obligations not to exceed $250,000 outstanding at any time;
               (g) non-recourse Indebtedness of TIFS to The Fifth Third Bank of Northern Kentucky, Inc. in connection with its lease financing program with such bank;
               (h) recourse Indebtedness of TIFS to The Fifth Third Bank of Northern Kentucky, Inc. in connection with its lease financing program with such bank which does not exceed at any time, the aggregate sum of $20,000,000;
               (i)  Obligations  under  Operating  Leases  permitted  by Section
                                                                         -------
               9.2.16 and
               ------
               (j) unsecured Indebtedness not included in items (a) through (i) above which does not exceed at any time, the aggregate sum of $25,000,000.

               9.2.12  Adverse  Transactions.  Borrower  will not enter into any
                       ---------------------
transaction, or permit any Subsidiary to enter into any transaction, which materially and adversely affects or may materially and adversely affect the Collateral or Borrower's ability to repay the Obligations or permit or agree to any material extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than discounts and allowances in the ordinary course of business, all of which shall be reflected in the Borrowing Base Certificate submitted to DFS pursuant to Section 3.3 of this Agreement.
                                               ------------

               9.2.13  Guaranties.  Borrower will not guarantee, assume, endorse
                       ----------
or otherwise, in any way, become directly or contingently liable with respect to the Indebtedness of any Person, (i) except by endorsement of instruments or items of payment for deposit or collection, (ii) except for customary Indebtedness in the form of guarantees given in connection with asset sales in the ordinary course of business, to the extent the maximum exposure under such guarantees at no time exceeds in the aggregate $10,000,000; and (iii) except for that certain Payment Guaranty dated as of October 31, 1997 given by Pomeroy to The Fifth Third Bank of Northern Kentucky, Inc. of up to $20,000,000 of the obligations of TIFS to The Fifth Third Bank of Northern Kentucky, Inc., provided that such guaranty may not be modified or otherwise amended without the prior written consent of DFS.

               9.2.14  Margin  Securities.  Borrower  will  not own, purchase or
                       ------------------
acquire, or permit any Subsidiary to own, purchase or acquire, (or enter, or permit any Subsidiary to enter, into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, DFS shall have received an opinion of counsel satisfactory to DFS to the effect that such purchase or acquisition will not cause this Agreement to violate Regulations G or U or any other regulation of the Federal Reserve Board then in effect.

               9.2.15  Tax  Consolidation.  Borrower will not file or consent to
                       ------------------
the filing of any consolidated income tax return with any Person other than a Subsidiary.

               9.2.16  Operating  Leases.  The Borrower shall not, and shall not
                       ------------------
permit any Subsidiary of the Borrower to, enter into any Operating Leases except for Operating Leases entered into in the ordinary course of business in the manner and to the extent consistent with past practice; provided, however, that the total rent per annum for all Operating Leases of the Borrower and its Subsidiaries shall not exceed $3,000,000 in the aggregate, for any fiscal year.

     9.3     FINANCIAL  COVENANTS.

               9.3.1  Amounts.  Borrower  agrees  that  it  will  at  all  times
                      -------
maintain  the  following:

          (a) a Tangible Net Worth plus Subordinated Debt in the combined amount of not less than Fifty Million Dollars ($50,000,000);

          (b) a ratio of Debt minus Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than Four to One (4.0:1.0); and

          (c) a ratio of Current Tangible Assets to current liabilities of not less than One and Twenty One-Hundredths to One (1.20:1.0).

          For purposes of this  paragraph:  (i)  "Tangible  Net Worth" means the
                                                  -------------------
          book value of Borrower's assets less liabilities (including as liabilities all reserves for contingencies and other potential liabilities), excluding from such assets all Intangibles; (ii) "Intangibles" means and includes general intangibles (as that term is
           -----------
          defined in the Uniform Commercial Code); accounts receivable and advances due from officers, directors, member, owner, employees, stockholders and affiliates; leasehold improvements net of depreciation; licenses; good will; prepaid expenses; escrow deposits; covenants not to compete; the excess of cost over book value of acquired assets; franchise fees; organizational costs; finance reserves held for recourse obligations; capitalized research and development costs; and such other similar items as DFS may from time to time determine in DFS' sole discretion; (iii) "Debt" means all of
                                                              ----
          Borrower's liabilities and indebtedness for borrowed money of any kind and nature whatsoever, whether direct or indirect, absolute or contingent, and including obligations under capitalized leases, guaranties or with respect to which Borrower has pledged assets to secure performance, whether or not direct recourse liability has been assumed by Borrower; (iv) "Subordinated Debt" means all of Borrower's
                                      -----------------
          Debt which is subordinated to the payment of Borrower's liabilities to DFS by an agreement in form and substance satisfactory to DFS; and (v) "Current Tangible Assets" means Borrower's current assets less, to the
           -----------------------
          extent otherwise included therein, all Intangibles. The foregoing terms will be determined in accordance with GAAP, and, if applicable, on a consolidated basis ("Financial Covenants").

               9.3.2  Covenant  Compliance  Certificate.  The President or Chief
                      ---------------------------------
Financial Officer of Borrower will certify to DFS by the 45th day of each quarter, or more often if requested by DFS, that Borrower is in compliance with the Financial Covenants as set forth in a form acceptable to DFS in its sole discretion.

     10.     DEFAULT/REMEDIES

          Borrower  will  be in default under this Agreement (each, a "Default")
                                                                       -------
if:
          (a) Borrower breaches any terms, covenants, warranties or representations contained herein, or in any other Loan Document;
          (b) any Corporate Guarantor breaches any terms, covenants, warranties or representations contained in any guaranty or other agreement between such Corporate Guarantor and DFS, revokes or attempts to revoke any such guaranty agreement, or repudiates such Corporate Guarantor's liability thereunder;
          (c) any representation, statement, report or certificate made or delivered by Borrower or any Corporate Guarantor to DFS is not accurate when made and such breach is not cured to DFS' satisfaction within five (5) days after the sooner to occur of Borrower's receipt of notice of such breach from DFS or the date on which such breach becomes known to any officer of Borrower;
          (d) Borrower fails to pay any portion of Borrower's debts to DFS when due and payable hereunder or under any other agreement between DFS and Borrower;
(e)  Borrower  abandons  any  material  amount  of  the  Collateral;
          (f) Borrower or any Corporate Guarantor is or becomes in default of any obligation owed to any third party which exceed at any time the aggregate amount of $1,000,000;
          (g) money judgment(s) are issued against Borrower or any Corporate Guarantor which are not dismissed, satisfied or discharged within 30 days and which exceed at any time the aggregate amount of $1,000,000;
          (h) an attachment, sale or seizure issues or is executed against any assets of Borrower or against any assets of any Corporate Guarantor which is not satisfied or released within ten (10) days;
          (i)  [RESERVED];
          (j) Borrower or any Corporate Guarantor ceases existence as a corporation unless such Corporate Guarantor ceases existence pursuant to a merger with and into Borrower;
          (k) (i) Borrower ceases or suspends business, or (ii) any Corporate Guarantor ceases or suspends business outside the ordinary course of its business; provided, however, that the cessation or suspension of the business of any Corporate Guarantor for any reason whatsoever shall be a Default if such event occurs without prior notice thereof to DFS;
          (l) Borrower or any Corporate Guarantor makes a general assignment for the benefit of creditors;
          (m) Borrower or any Corporate Guarantor becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law;
          (n) any receiver is appointed for any of Borrower's or any Corporate Guarantor's assets;
          (o) any guaranty of Borrower's debts to DFS is terminated or notification of Corporate Guarantor's intent to so terminate is given to DFS;
          (p) Borrower loses any franchise, permission, license or right to sell or deal in any Collateral which would have a Material Adverse Effect upon Borrower;
          (q) Borrower or any Corporate Guarantor misrepresents Borrower's or such Corporate Guarantor's financial condition or organizational structure;
          (r) any of the Collateral becomes subject to any Lien, claim, encumbrance or security interest other than a Permitted Lien and other than any other Liens, not to exceed $100,000 in the aggregate at any time;
          (s) Borrower shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its Business; or any material lease or agreement pursuant to which Borrower leases, uses or occupies any property shall be canceled or terminated prior to the expiration of its stated term, or any material part of the Collateral shall be taken through condemnation or the value thereof shall be impaired through condemnation;

          (t) David Pomeroy shall cease to own and control (except by reason of death), beneficially and of record, at least 15% of the issued and outstanding capital stock of Borrower;
          (u) there shall occur a change which has a Material Adverse Effect on the financial or other condition or business prospects of Borrower or any Corporate Guarantor;
          (v) any vendor, distributor or manufacturer from whom Borrower purchases Inventory terminates or materially alters its obligations under any repurchase or related agreement with DFS;
          (w) there exists any default under the terms of a Participation Agreement, including but not limited to, Participant's failure to fund its share of any Working Capital Loan or Acquisition Loan or to provide at least
$30,000,000  of  participations  in  the  Working  Capital Loans and Acquisition
Loans;
          (x)  the  Participation  Agreement  is  terminated  for any reason; or
          (y) DFS determines in good faith that it is insecure with respect to any of the Collateral or the payment of any part of Borrower's Obligations.

     In  the  event  of  a  Default:

     (i) DFS may at any time at DFS' election, with notice or demand to Borrower, do any one or more of the following: cease making further Loans and declare all or any of the Obligations immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorneys' fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Borrower.

     (ii) Borrower will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

     (iii)Upon DFS' oral or written demand, Borrower will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Borrower, take immediate possession of the Collateral together with all related documents.

     (iv) DFS may, without notice, apply the Default Interest Rate.

     (v) DFS may, without notice to Borrower and at any time or times, enforce payment and collect, by legal proceedings or otherwise, Accounts in the name of Borrower or DFS; and take control of any cash or non-cash items of payment or proceeds of Accounts and of any rejected, returned, repossessed or stopped in transit goods relating to Accounts. DFS may at its sole election and without demand enter, with or without process of law, any premises where Collateral might be and, without charge or liability to DFS therefor do one or more of the following: (i) take possession of the Collateral and use or store it in said premises or remove it to such other place or places as DFS may deem convenient; (ii) take possession of all or part of such premises and the Collateral and place a custodian in the exclusive control thereof until completion of enforcement of DFS' security interest in the Collateral or until DFS' removal of the Collateral and, (iii) remain on such premises and use the same, together with Borrower's materials, supplies, books and records, for the purpose of liquidating or collecting such Collateral and conducting and preparing for disposition of such Collateral.

     (vi) Upon the occurrence of a Default under Sections 10.1 (l), (m), or (n),
                                                 ------------------------------
          all Obligations shall automatically be accelerated and due and payable and the Default Interest Rate shall automatically apply as of the date of the first occurrence of such Default, without any prior notice, demand or action of any type on the part of DFS.

          All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future Default.

     11.     SALE  OF  COLLATERAL

          Borrower agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Borrower agrees that the purchase of any Collateral by a vendor, as provided in any agreement between DFS and the vendor, if any, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids shall be required. Borrower further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to a vendor). Borrower irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

     12.     INDEMNIFICATIONS

          12.1  General  Indemnity.  In  addition to the payment of expenses and
                ------------------
attorneys' fees, if applicable, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify, pay and hold DFS and the officers, directors, employees, agents, and affiliates of DFS (collectively called the "Indemnitees") harmless from and against, any and all other
              -----------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any of such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any of such Indemnitees shall be designated a party thereto), that may be imposed on, incurred by, or asserted against the Indemnitees, in any manner relating to or arising out of the Loan Documents, the statements contained in any commitment letters delivered by DFS, DFS' agreement to make the Loans or any other payment hereunder, or the use or intended use of the proceeds of any of the Loans hereunder (the "Indemnified Liabilities"); provided, however, that Borrower
                  ------------------------     --------   -------
shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of an
Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the
Indemnitees  or  any  of  them.  The  provisions  of  the  undertakings  and indemnification  set  out  in  this  Section 12.1 shall survive satisfaction and
                                     ------------
payment  of  the  Obligations  and  termination  of  this  Agreement.

          12.2  Environmental  and Safety and Health Indemnity.  Borrower hereby
                ----------------------------------------------
indemnifies the Indemnitees and agrees to hold the Indemnitees harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including, without limitation, court costs and attorneys' fees) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, an Indemnitee for, with respect to, or as a direct or indirect result of the violation by Borrower or any Subsidiary, of any Environmental Law or OSHA Law; or with respect to, or as a direct or indirect result of (a) the presence on or under, or the escape, seepage, leakage, spillage, disposal, discharge, emission or release from, properties utilized by Borrower and/or any Subsidiary in the conduct of its business into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Material or other hazardous, toxic or dangerous waste, substance or constituent, or other substance (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Environmental Laws) or (b) the existence of any unsafe or unhealthful condition on or at any premises utilized by Borrower and/or any Subsidiary in the conduct of its business. The provision of and undertakings and indemnification set out in this Section 12.2 shall survive
                                                      ------------
satisfaction  and  payment of the Obligations and termination of this Agreement.

     13.     OTHER  TERMS

          13.1  Amendment,  Changes and Modification.  The Loan Documents may be
                ------------------------------------
amended, changed or modified only as may be agreed upon in writing by Borrower and DFS from time to time.

          13.2  Binding  Effect.  The  Loan  Documents  will be binding upon the
                ---------------
parties, their successors and assigns, provided, however, that Borrower shall not assign or attempt to assign this Agreement, any other Loan Document or any of its interests under the Loan Documents, without the prior written consent of DFS.

          13.3  Broker  Fee.  Neither  party  is obligated to pay any premium or
                -----------
other charge, brokerage fee or commission in connection with the agreements set forth herein. Each party will indemnify the other and hold it harmless from any such claim arising out of such party's acts or those of its representatives.

          13.4  Entire  Agreement.  The  Loan  Documents  embody  the  entire
                -----------------
agreement of the parties relating to the Credit Facility. There are no promises, terms, conditions, obligations or warranties other than those contained in the Loan Documents. The Loan Documents supersede all prior communications, representations or agreements, verbal or written, between the parties relating to the Credit Facility.

          13.5  Headings.  The  headings  to  the sections of this Agreement are
                --------
included only for the convenience of the parties and will not have the effect of defining, diminishing or enlarging the rights of the parties or affecting the construction or interpretation of any portion of this Agreement.

          13.6  Incorporation  by  Reference.  All  other  Loan  Documents  are
                ----------------------------
incorporated herein by this reference and are made a part of this Agreement as if fully set forth herein. This Agreement, prior to such incorporation, controls in the event of any conflict with the terms of any other Loan Documents.

          13.7  Interpretation.  For  the  purpose of construing this Agreement,
                --------------
unless the context otherwise requires, words in the singular will be deemed to include words in the plural, and vice versa.

          13.8  Notices.  Any  notice  under  the  Loan  Documents,  will  be in
                -------
writing. Any notice to be given or document to be delivered under the Loan Documents will be deemed to have been duly given upon delivery, if delivered in person or by any expedited delivery service which provides proof of delivery, upon tested telex or facsimile transmission, or on the fifth Business Day after mailing, if mailed by certified mail, return receipt requested, postage prepaid mail, addressed to DFS or Borrower at the appropriate addresses. DFS will use reasonable efforts to deliver any notice DFS is required to give to Borrower; provided, however, that failure by DFS to actually give any such notice will not be deemed to be a waiver of any rights or remedies of DFS and will not give rise to any claims, defenses or damages by Borrower. The addresses for notices are those set forth below or such other addresses as may be hereafter specified by written notice by the parties:

to  DFS:            Deutsche  Financial  Services  Corporation
                    1630  Des  Peres  Road,  Suite  240
                    St.  Louis,  MO  63131
                    Attention:  Regional  Vice  President
                    Facsimile  No.:  (314)  821-7751

with  a  copy  to:  Deutsche  Financial  Services  Corporation
                    655  Maryville  Centre  Drive
                    St.  Louis,  MO  63141-5832
                    Attention:  General  Counsel
                    Facsimile  No.:  (314)  523-3228

to  Pomeroy  or:    Pomeroy  Computer  Resources,  Inc.
   Global           1020  Petersburg  Road
                    Hebron,  KY  41048
                    Attention:  Stephen  E.  Pomeroy,  Chief  Financial  Officer
                    Facsimile  No.:  (606)  334-5399

with  a  copy  to:  Lindhorst  &  Dreidame  Co.,  L.P.A.
                    Suite  2300
                    312  Walnut  Street
                    Cincinnati,  OH  45201-4091
                    Attention:  James  H.  Smith,  III,  Esq.
                    Facsimile  No.:  (513)  421-0212

          13.9  No Third Party Beneficiary Rights and Reliance.  No Person not a
                ----------------------------------------------
party to this Agreement will have any benefit under this Agreement nor have third-party beneficiary rights as a result of any of the Loan Documents, nor will any party be entitled to rely on any actions or inactions of DFS or its agents, all of which are done for the sole benefit and protection of DFS.

          13.10 Protection or Preservation of Collateral.  DFS will not have any
                ----------------------------------------
contractual duty to protect, insure, collect or realize upon the Collateral or preserve rights in it against prior parties. DFS will not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral regardless of the cause, excepting those arising directly from DFS' gross negligence or willful misconduct.

          13.11     Relationship  of  the  Parties.  Neither DFS on the one hand
                    ------------------------------
nor Borrower on the other hand will be deemed a partner, joint venturer or related entity of the other by reason of the Loan Documents.

          13.12     Reversal  of  Payments.  To the extent that Borrower makes a
                    ----------------------
payment or payments to DFS, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Credit Facility will be revived and continue in full force and effect, as if such payment or proceeds had not been received by DFS.

          13.13     Severability.  If  any  provision  of this Agreement (either
                    ------------
generally, or as to a specific application to a set of facts) will be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement (either in its entirety, or as to or the application of such provision to any other set of facts), but this Agreement will be construed as if such invalid, illegal or unenforceable provision never had been included in this Agreement.

          13.14     Maximum Interest.  Borrower acknowledges that DFS intends to
                    ----------------
strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith or therewith, DFS shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if DFS ever receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of advances under this Agreement, and, second, any remaining excess will be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower and DFS shall, to the maximum extent permitted under applicable law:
(a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest; (b) exclude voluntary pre-payments and the effect thereof; and
(c) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term.

          13.15     Waivers  by  DFS.  DFS  may at any time or from time to time
                    ----------------
waive all or any rights under any of the Loan Documents, but any waiver or indulgence at any time or from time to time will not constitute, unless specifically so expressed by DFS in writing, a future waiver by DFS of performance by Borrower.

          13.16     Survival.  The  grant  of security interest herein to secure
                    --------
all Obligations, and all provisions relating to the Collateral will survive termination of this Agreement and will remain in full force and effect until all Obligations have been paid in full and this Agreement has been terminated. The Agreement to arbitrate all Disputes will survive termination of this Agreement.

          13.17     Participations;  Assignments.  DFS  may, without the consent
                    ----------------------------
of Borrower, grant participations in or assign, at any time and from time to time hereafter, its interest in this Agreement or any Loan Document, or of any portion thereof.

          13.18     Counterparts.  This  Agreement may be executed in any number
                    ------------
of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

          13.19     Information.  DFS  may provide to any third party any credit
                    -----------
information  on  Borrower  that  DFS  may  from  time  to  time  possess.

          13.20     Release.  Borrower  releases  DFS from all claims and causes
                    -------
of action which Borrower may now or hereafter have for any loss or damage to it claimed to be caused by or arising from: (a) any failure of DFS to protect, enforce or collect, in whole or in part, any Account; (b) DFS' notification to any Account Debtors thereon of DFS' security interest in any of the Accounts;
(c) DFS' directing any Account Debtor to pay any sum owing to Borrower directly to DFS; and (d) any other act or omission to act on the part of DFS, its officers, agents or employees, except for willful misconduct or gross negligence. DFS will have no obligation to preserve rights to Accounts against prior parties.

          13.21     Miscellaneous.  Time  is of the essence regarding Borrower's
                    -------------
performance of its obligations to DFS notwithstanding any course of dealing or custom on DFS' part to grant extensions of time. Borrower's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. DFS will have the right to refrain from or postpone enforcement of this Agreement or any other Loan Documents without prejudice and the failure to strictly enforce the Loan Documents will not be construed as having created a course of dealing between DFS and Borrower contrary to the specific terms of the Loan Documents or as having modified, released or waived the same. The express terms of this Agreement and the other Loan Documents will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. If Borrower fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt owed by Borrower to DFS, which shall be subject to finance charges as provided herein; and (b) due and payable immediately in full. Borrower agrees to pay all of DFS' reasonable attorneys' fees and expenses incurred by DFS in enforcing DFS' rights hereunder.

          13.22     Waivers by Borrower.  Borrower irrevocably waives notice of:
                    -------------------
DFS' acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor. Borrower and DFS irrevocably waive all rights to claim any punitive and/or exemplary damages. Borrower waives all rights of offset Borrower may have against DFS. Borrower waives all notices of default and non-payment at maturity of any or all of the Accounts.

          13.23 NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LEND MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU, (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS
WE  MAY  LATER AGREE IN WRITING TO MODIFY IT.  THERE ARE NO UNWRITTEN AGREEMENTS
BETWEEN THE PARTIES. DFS may, from time to time, announce in writing to Borrower its policies and procedures regarding its administration of this facility including, without limit, DFS' fees and/or charges for transfers of funds to or from Borrower, including Electronic Transfers; any subsequent use by Borrower of this facility following any such announcement shall constitute Borrower's acceptance of such revised policies and procedures.

          13.24     Supplement.  If  Borrower  and  DFS have heretofore executed
                    ----------
other agreements in connection with all or any part of the Collateral, this Agreement shall supplement each and every other agreement previously executed by and between Borrower and DFS, and in that event, this Agreement shall neither be deemed a novation nor a termination of such previously executed agreement nor shall execution of this Agreement be deemed a satisfaction of any obligation secured by such previously executed agreement. Notwithstanding the foregoing, this Agreement replaces in its entirety and renders null and void that certain Agreement for Wholesale Financing between Pomeroy and DFS dated as of March 27, 1992, along with all amendments thereto. DFS has no knowledge of any default under such Agreement by Pomeroy.

          13.25     Use  of  Counsel  and  Receipt  of  Agreement.  Borrower
                    ---------------------------------------------
acknowledges that it has received a true and complete copy of this Agreement. Borrower acknowledges that it has (a) had representation of counsel during negotiation of this Agreement, and (b) read and understood this Agreement.

          13.26     Facsimiles,  Etc.  Notwithstanding  anything  herein  to the
                    -----------------
contrary: (a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of any statement, Statement of Transaction, financial statements or other reports, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any other Loan Documents, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

          13.27     Power  of  Attorney.  Borrower irrevocably appoints DFS (and
                    -------------------
any Person designated by it) as Borrower's true and lawful Attorney with full power to at any time, in the discretion of DFS (whether or not Default has occurred) to: (a) endorse the name of Borrower upon any of the items of payment of proceeds of the Collateral and deposit the same in the account of DFS for application to the Obligations; (b) sign the name of Borrower to verify the accuracy of the Accounts; (c) sign the name of Borrower on any document or instrument that DFS shall deem necessary or appropriate to perfect and maintain perfected the security interests in the Collateral under this Agreement and other Loan Documents; (d) initiate and settle any insurance claim and endorse Borrower's name on any check, instrument or other item of payment; (e) endorse the name of Borrower upon financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; (f) supply omitted information and correct errors in any documents between DFS and Borrower; and
(g) do anything to preserve and protect the Collateral and DFS' rights and interest therein. In the event of a Default, Borrower irrevocably appoints DFS (and any Person designated by it) as Borrower's true and lawful Attorney with full power to at any time, in the discretion of DFS to: (i) demand payment, enforce payment and otherwise exercise all of Borrower's rights, and remedies with respect to the collection of any Accounts; (ii) settle, adjust, compromise, extend or renew any Accounts; (iii) settle, adjust or compromise any legal proceedings brought to collect any Accounts; (iv) sell or assign any Accounts upon such terms, for such amounts and at such time or times as DFS may deem advisable; (v) discharge and release any Accounts; (vi) prepare, file and sign Borrower's name on any Proof of Claim in Bankruptcy or similar document against any Account Debtor; (vii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Account or goods pertaining thereto; and (viii) take control in any manner of any item of payments or proceeds and for such purpose to notify the Postal Authorities to change the address for delivery of mail addressed to Borrower to such address as DFS may designate. This power of attorney is for value and coupled with an interest and is irrevocable so long as any Obligations remain outstanding and by DFS exercising such right, DFS shall not waive any right against Borrower until the Obligations are paid in full.

          13.28  Expenses.  Borrower  agrees,  whether  or  not any Loan is made
                 --------
hereunder, to pay DFS upon demand for all reasonable expenses, including reasonable fees of attorneys for DFS (who may be employees of DFS), incurred by DFS in connection with the enforcement of the Borrower's obligations hereunder or under any other Loan Document. Borrower also agrees to (i) indemnify and hold DFS harmless from any loss or expense which may arise or be created by the acceptance of telephonic or other instructions for making Loans, except for any loss or expense arising from DFS' gross negligence or willful misconduct (provided, however, that reliance alone upon telephonic or other instructions shall not itself be deemed to constitute gross negligence or willful misconduct), and (ii) to pay and save DFS harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement or any of the other Loan Documents. Borrower's obligations  under  this  Section  13.28  shall  survive any termination of this
                          --------------
Agreement.

          13.29  Joint  and  Several Liability.  Notwithstanding anything herein
                 ----------------------------
to the contrary, each Borrower is primarily and jointly and severally liable for all Obligations. If and to the extent a Borrower shall be deemed a guarantor of the other Borrower hereunder, such Borrower's joint liability for any Obligations of such other Borrower shall be deemed to be a guaranty of payment and performance, and not of collection. A Default by one Borrower shall be deemed a Default by the other Borrower.

14.     BINDING  ARBITRATION.

     14.1     Arbitrable  Claims.  Except  as  otherwise  specified  below,  all
              ------------------
actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS and Borrower; (c) any act committed by DFS or by any parent company, subsidiary or affiliated company of DFS (the "DFS Companies"), or by any employee, agent,
                                     -------------
officer or director of a DFS Company whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS and Borrower; and/or (d) any other relationship, transaction or dealing between DFS and Borrower (collectively the "Disputes"), will be subject
                                                     --------
to  and  resolved  by  binding  arbitration.

     14.2     Administrative  Body.  All arbitration hereunder will be conducted
              --------------------
by  the  American  Arbitration  Association  ("AAA").  If  the AAA is dissolved,
                                               ---
disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the Division of the Federal Judicial District in which AAA maintains a regional office that is closest to Borrower.

     14.3     Discovery.  Discovery  permitted  in  any  arbitration  proceeding
              ---------
commenced hereunder is limited as follows. No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

     14.4     Exemplary  or  Punitive  Damages.  The Arbitrator(s) will not have
              --------------------------------
the authority to award exemplary or punitive damages and each party hereby irrevocably waives any right to claim any exemplary or punitive damages.

     14.5     Confidentiality of Awards.  All arbitration proceedings, including
              -------------------------
testimony or evidence at hearings, will be kept confidential (except to the extent disclosure is required by law or by any governmental agency), although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be entered as a judgment or order in any state or federal court and may be confirmed within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA")
                                                                           ---
will  govern  all  arbitration(s)  and  confirmation  proceedings  hereunder.

     14.6     Prejudgment  and  Provisional  Remedies.  Nothing  herein  will be
              ---------------------------------------
construed to prevent DFS' or Borrower's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Borrower's right to compel arbitration of any Dispute.

     14.7     Attorneys'  Fees.  If  either  Borrower  or  DFS  brings any other
              ----------------
action for judicial relief with respect to any Dispute (other than those set forth in Section 14.6) the party bringing such action will be liable for and
           -------------
immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Borrower or DFS brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if one party sues the other party or institutes any arbitration claim or counterclaim against the other party in which the other party prevails, the first party will pay all costs and expenses (including attorneys' fees) incurred by the prevailing party in the course of defending such action or proceeding.

     14.8     Limitations.  Any  arbitration proceeding must be instituted:  (a)
              -----------
with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two
(2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute.

     14.9     Survival  After  Termination.  The  agreement  to  arbitrate  will
              ----------------------------
survive  the  termination  of  this  Agreement.

     15. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. BORROWER AND DFS WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

     16.     GOVERNING  LAW.  Borrower acknowledges and agrees that this and all
             --------------
other agreements between Borrower and DFS have been substantially negotiated, and will be substantially performed, in the state of Missouri. Accordingly, Borrower agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which shall control and govern all arbitration proceedings hereunder.



          [REMAINDER  OF  PAGE  INTENTIONALLY  LEFT  BLANK]

          IN WITNESS WHEREOF, the parties have, by their duly authorized officers, executed this Agreement as of the Effective Date.

THIS AGREEMENT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGES WAIVER PROVISIONS

ATTEST:                          POMEROY  COMPUTER  RESOURCES,  INC.


By: /s/ Richard Mills            By:  /s/  Stephen  E.  Pomeroy
    --------------------         ------------------------------
        Chief Operating Officer  Print  Name:   Stephen  E.  Pomeroy
                                 Title:  Chief  Financial  Officer


ATTEST:                          GLOBAL COMBINED TECHNOLOGIES, INC.


By: /s/ Bernard F. Metzroth      By:  /s/  Stephen  E.  Pomeroy
    ------------------------     ------------------------------
        Secretary                Print Name: Stephen E. Pomeroy
                                 Title:  Chief  Executive  Officer


                                 DEUTSCHE  FINANCIAL  SERVICES  CORPORATION


                                 By:  /s/  Michael  Scott
                                 ------------------------
                                 Print  Name:  Michael  Scott
                                 Title:  Regional  Vice  President

                         INDEX OF EXHIBITS
                         -----------------


          EXHIBIT  3.3         BORROWING  BASE  CERTIFICATE

          EXHIBIT  5.1(a)      AUTHORIZED  BORROWING  OFFICERS

          EXHIBIT  7.1(j)      PRESIDENT'S  CERTIFICATE

          EXHIBIT  7.1(l)      SECRETARY'S  CERTIFICATE  OF  RESOLUTION
                               AND  INCUMBENCY

          EXHIBIT  8.3         LITIGATION

          EXHIBIT  8.5         LIENS

          EXHIBIT  8.7         SUBSIDIARIES

          EXHIBIT  8.16        CAPITAL  STRUCTURE/OPTION  PLANS

          EXHIBIT  8.17        COLLATERAL  LOCATIONS

          EXHIBIT  8.18        REAL  PROPERTY  OWNED  OR  LEASED

          EXHIBIT  8.20        ENVIRONMENTAL,  HEALTH  AND
                               SAFETY  MATTERS

          EXHIBIT  8.21        PATENTS,  COPYRIGHTS,  TRADEMARKS

          EXHIBIT  8.23(a)     CAPITALIZED  LEASES

          EXHIBIT  8.23(b)     OPERATING  LEASES

          EXHIBIT  8.24        LABOR  RELATIONS

          EXHIBIT  9.1.10(b)   BUSINESS  CREDIT  AND  SECURITY
                               AGREEMENT  CERTIFICATIONS

                                   EXHIBIT 3.3
                                   -----------


                           BORROWING BASE CERTIFICATE
                           --------------------------


                             [To Be Provided by DFS]

                                 EXHIBIT 5.1(a)
                                 --------------


                          AUTHORIZED BORROWING OFFICERS
                          -----------------------------


                     [To Be Provided by Pomeroy and Global]

                                 EXHIBIT 7.1(j)

                             PRESIDENT'S CERTIFICATE
                             -----------------------

     I, David B. Pomeroy, President of POMEROY COMPUTER RESOURCES, INC., a Delawarecorporation ("Borrower"), hereby certify to Deutsche Financial Services
--------               --------
Corporation  ("DFS"),  in  connection  with  the  Business  Credit  and Security
               ---
Agreement dated as of July 14, 1998 among Borrower, GLOBAL COMBINED TECHNOLOGIES, INC. and DFS (the "Credit Agreement"; terms defined in the Credit Agreement are used herein as so defined), that:

     1. The representations and warranties of Borrower contained in Section 8 of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date;

     2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Credit Agreement on the date hereof, which constitutes a Default; and

     3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Credit Agreement.

     IN WITNESS WHEREOF, I have signed this Certificate this 14th day of July, 1998.

                                    /s/  David  B.  Pomeroy
                                   ------------------------
                                            President

                      CHIEF EXECUTIVE OFFICER'S CERTIFICATE
                      -------------------------------------

     I, Stephen E. Pomeroy, Chief Executive Officer of GLOBAL COMBINED TECHNOLOGIES, INC., an Oklahoma corporation ("Borrower"), hereby certify to
                                                   --------
Deutsche Financial Services Corporation ("DFS"), in connection with the Business
                                          ---
Credit and Security Agreement dated as of July 14, 1998 among Borrower, POMEROY COMPUTER RESOURCES, INC. and DFS (the "Credit Agreement"; terms defined in the Credit Agreement are used herein as so defined), that:

     1. The representations and warranties of Borrower contained in Section 8 of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date;

     2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Credit Agreement on the date hereof, which constitutes a Default; and

     3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Credit Agreement.

     IN WITNESS WHEREOF, I have signed this Certificate this 14th day of July, 1998.

                                    /s/  Stephen  E.  Pomeroy
                                    -------------------------
                                         Chief Executive Officer

                                EXHIBIT 7.1(l)

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

     I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

     Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

     "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

     I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

President:
                  (Print  Name)               (Signature)
Vice-President:
                  (Print  Name)               (Signature)
Secretary:
                  (Print  Name)               (Signature)
Treasurer:
                  (Print  Name)               (Signature)
Agent:
                  (Print  Name)               (Signature)

Witness  by  hand  and  seal  of  said  corporation  this    day  of,
                                                          --         -----------
19   .
  ---
  (seal)
                                         Secretary

                                 POMEROY  COMPUTER  RESOURCES,  INC.
                                    Name  of  Corporation

                                 EXHIBIT 7.1(l)

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

     I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

     Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

     "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

     I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

President:
                  (Print  Name)               (Signature)
Vice-President:
                  (Print  Name)               (Signature)
Secretary:
                  (Print  Name)               (Signature)
Treasurer:
                  (Print  Name)               (Signature)
Agent:
                  (Print  Name)               (Signature)

Witness  by  hand  and  seal  of  said  corporation  this    day  of,
                                                          --         -----------
19   .
  ---
  (seal)
                                         Secretary

                                     GLOBAL  COMBINED
                                     TECHNOLOGIES,  INC.

                                   EXHIBIT 8.3
                                   -----------

                                   LITIGATION
                                   ----------


                     [To be provided by Pomeroy and Global]

                                   EXHIBIT 8.5
                                   -----------

                                      LIENS
                                      -----


                     [To be provided by Pomeroy and Global]

                                   EXHIBIT 8.7
                                   -----------

                                  SUBSIDIARIES
                                  ------------


                     [To be provided by Pomeroy and Global]

                                  EXHIBIT 8.16
                                  ------------

                                        I
                                CAPITAL STRUCTURE
                                -----------------


                     [To be provided by Pomeroy and Global]




                       [For Borrower and Each Subsidiary]




                                  shares  authorized
                             ----
                                  shares  outstanding
                             ----
                                  par  value
                             ----
                                  treasury  shares
                             ----

                                       II
                                  OPTION PLANS
                                  ------------


                     [To be provided by Pomeroy and Global]

                                  EXHIBIT 8.17
                                  ------------


                              COLLATERAL LOCATIONS
                              --------------------


                     [To be provided by Pomeroy and Global]

                                  EXHIBIT 8.18
                                  ------------

                          REAL PROPERTY OWNED OR LEASED
                          -----------------------------


                     [To be provided by Pomeroy and Global]

                                  EXHIBIT 8.20
                                  ------------


                    ENVIRONMENTAL, HEALTH AND SAFETY MATTERS
                    ----------------------------------------


                     [To be provided by Pomeroy and Global]

                                  EXHIBIT 8.21
                                  ------------


                         PATENTS, COPYRIGHTS, TRADEMARKS
                         -------------------------------


                     [To be provided by Pomeroy and Global]

                                 EXHIBIT 8.23(a)
                                 ---------------


                               CAPITALIZED LEASES
                               ------------------


                     [To be provided by Pomeroy and Global]

                                 EXHIBIT 8.23(b)
                                 ---------------


                                OPERATING LEASES
                                ----------------


                     [To be provided by Pomeroy and Global]

                                  EXHIBIT 8.24
                                  ------------


                                 LABOR RELATIONS
                                 ---------------


                     [To be provided by Pomeroy and Global]

                                EXHIBIT 9.1.10(b)
                                -----------------

                        POMEROY COMPUTER RESOURCES, INC.

              BUSINESS CREDIT AND SECURITY AGREEMENT CERTIFICATIONS

                            AS OF        , 19
                                 --------    --
     In  accordance  with  Section 9.1.10(b) of the Business Credit and Security
                           -----------------
Agreement  dated  as  of  July  14,  1998  (  as  amended,  "Credit  Agreement",
                                                             -----------------
capitalized  terms  used  herein  having  the  meanings given them in the Credit
Agreement), among POMEROY COMPUTER RESOURCES, INC., GLOBAL COMBINED TECHNOLOGIES, INC. (collectively, "Borrower") and Deutsche Financial Services
                                      --------
Corporation,  I  certify  that:

          (i) the enclosed Borrower prepared monthly financial package (Consolidating Balance Sheet and Consolidating Statement of Operations) as of and for the period ending, 19, all unaudited, fairly present the financial position and results of operations of Borrower and its Subsidiaries and have been prepared in accordance with GAAP.

          (ii) to the best of my knowledge, Borrower has kept, observed, performed and fulfilled each and every covenant, obligation and agreement binding upon Borrower under the Credit Agreement and that no Default has occurred.




                                    POMEROY  COMPUTER RESOURCES, INC., (for
                                    itself and Global Combined Technologies,
                                    Inc.)




                                    By:
                                    Title: